As filed with the Securities and Exchange Commission on June 6, 2018
Securities Act File No. 333-220467
Investment Company Act File No. 811-23288

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
☒ PRE-EFFECTIVE AMENDMENT NO. 1
☐ POST-EFFECTIVE AMENDMENT NO.
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
☒ AMENDMENT NO. 1

VII PEAKS CO-OPTIVIST INCOME FUND
(Exact Name of Registrant as Specified in Charter)

4 Orinda Way, Suite 125-A
Orinda, CA 94563
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (855) 889-1778

Gurpreet Chandhoke
VII Peaks Co-Optivist Income Fund
4 Orinda Way, Suite 125-A
Orinda, CA 94563
(Name and Address of Agent for Service)

COPY TO:
Jay B. Gould, Esq.
Winston & Strawn LLP
101 California Street
San Francisco, CA 94111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of Beneficial Interest	10,000,000	$10.00	$100,000,000	$11,590
(1)
Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

(2)
Previously Paid

Registrant shall amend this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED JUNE 6, 2018
VII PEAKS CO-OPTIVIST INCOME FUND
4 Orinda Way, Suite 125-A
Orinda, CA 94563
(855) 889-1778
•
The Fund Shares will not be redeemable at an investor’s option and will not be listed on any securities exchange; therefore, investors should not expect to be able to sell their Shares regardless of how the Fund performs.

•
The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

•
An investment in the Shares is not suitable for investors who might need access to the money they invest in the foreseeable future.

•
The Fund will implement a Share Repurchase Program, but only 5% of the Fund’s Shares will be eligible for repurchase annually.

•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds, which will be a return of your invested capital, after subtracting the Fund’s fees and expenses, and which will reduce the amount of capital available for investment by the Fund.

•
In addition to its normal expenses, the Fund will reimburse the Adviser for unreimbursed costs incurred, in the amount of  $949,635 as of the date of this Registration Statement. The Adviser has agreed to limit the reimbursement of this amount to a maximum 1.5% of the gross proceeds from the sale of the Fund’s Shares, payable quarterly.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
The Fund.   VII Peaks Co-Optivist Income Fund (the “Fund) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is the successor fund to the VII Peaks Co-Optivist Income BDC II, Inc. (the “BDC Fund”). The BDC Fund was formed as a Maryland corporation on August 3, 2011 and commenced operations on July 10, 2012. The BDC Fund was an unlisted, closed-end investment company that elected to operate and be treated as a “business development company” pursuant to certain provisions of the 1940 Act. On December 28, 2016, at a meeting of the shareholders called for the purpose of considering and approving certain fundamental changes to the BDC Fund, the shareholders of the BDC Fund approved certain proposals which, when taken cumulatively, have the effect of converting the BDC Fund to a closed-end investment company that has elected to operate as an “interval fund” as further discussed below. Pursuant to the conversion of the BDC Fund into the Fund (the “Conversion”), which occurred on or about the effective date of the registration statement of the Fund, the BDC Fund exchanged all of its assets and liabilities for shares of the Fund (“Shares”) and distributed such Shares to the BDC Fund shareholders in exchange for shares of the BDC Fund held by the BDC Fund shareholders. The BDC Fund then ceased operations and the Fund succeeded to the business of the BDC Fund as described herein. As of September 30, 2017, the BDC Fund had total net assets of approximately $45 million, with 6,443,209 Shares outstanding and 1,530 shareholders.
Investment Objective.   The Fund’s investment objectives are to generate current income and capital appreciation. The Fund intends to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, and by making loans and preferred equity investments in private companies, (ii) making distributions of available distributable cash to the Fund’s shareholders, and (iii) preserving the capital investments of shareholders. An investment in the Fund may be appropriate for long-term investors that are seeking to add current income producing exposure to their overall investment portfolio. There can be no assurance that any of these objectives will be achieved.

Investment Strategies.   The Fund seeks to achieve its investment objectives by investing in corporate debt and equity-linked securities of public and private companies that trade on the secondary loan market. The Fund also makes opportunistic senior secured and subordinated secured loans and preferred equity investments in private companies. At the same time, the Fund works with the target company’s management to restructure the underlying securities and improve the liquidity position of the company’s balance sheet. The Fund employs a proprietary “Co-Optivist”™ approach (“cooperative activism,” Co-Optivist™, is a registered trademark of VII Peaks Capital, LLC) in executing its investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Its portfolio is predominantly composed of fixed-rate high-yield, senior secured term loan and equity-linked corporate debt securities. However, approximately 20% of the Fund’s portfolio currently consists of preferred equity securities of one issuer. The Fund may from time to time employ leverage as permitted pursuant to the 1940 Act and the fundamental policy of the Fund. It is expected that any borrowings by the Fund will not exceed 33 1∕3% of total assets. The Fund will always maintain asset coverage of at least 300% on all borrowings. While the use of leverage may have the effect of providing the Fund with greater flexibility in making investments and providing greater returns to shareholders, the use of leverage can also increase the risk of loss to the Fund and a diminution of value in the Shares. Up to 100% of the loans that the Fund may acquire or originate may have characteristics of below investment grade securities, which are commonly referred to as “junk” securities or bonds. Such securities may entail greater investment risk as a result of the issuer’s credit quality and potential to pay interest and repay principal in a timely manner. The Fund may make loans to and acquire the securities of certain issuers that are based or have substantial operations outside the United States. The Fund will invest no more than 10% of its total net assets in any one non-U.S. country and no more than 30% of its total net assets in all non-U.S. countries combined, as of the time such investments are made.
Investment Criteria.   The Fund makes investments in target companies that meet its investment criteria. The size of an individual investment will vary based on numerous factors. However, assuming the Fund raises the maximum offering amount of $100 million, it expects to hold at least 50 investments, and anticipates that the minimum investment size will be approximately $250,000. The Fund does not anticipate being heavily invested in any one industry, and generally, does not expect to invest in more than two different classes of debt of the same target company. The Fund invests in traded or non-traded debt and equity-linked debt of target companies with a minimum enterprise value of  $50 million and whose debt and equity-linked debt is actively traded in the secondary loan market. The Fund also makes senior secured direct loan investments in companies that may not have a long history of operations, may be a spin out of an existing business or leverage existing infrastructure to build new businesses. These companies typically have a minimum enterprise value of  $5 million. For such senior secured direct loan investments, the Fund may receive equity securities to boost overall returns. The Fund expects its portfolio to be predominantly composed of fixed-rate high-yield, senior secured term loans and equity-linked corporate debt securities. However, it may also purchase senior secured corporate debt securities which may have variable interest rates. The Fund currently anticipates that the portion of its portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but may increase that to 33% of its aggregate portfolio at the time of any purchase depending on market opportunities.
The Adviser.   The Fund is managed by VII Peaks Capital, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2017 the Adviser managed in excess of  $44 million of assets.
The Offering.   This prospectus of the Fund (“Prospectus”) applies to the offering of a single class of shares of beneficial interest of the Fund (the “Shares”). The Fund has registered 10,000,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The Shares will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share. Shares may be purchased as of the first business day of each month at the Fund’s then current NAV per Share from Triton Pacific Securities, LLC, the principal underwriter and distributor of the Fund (the “Distributor”) or a dealer with whom the Distributor has entered into a selected dealer agreement (“Selling Agents”) that have agreed to participate in the distribution of the Shares. Each investor is required to make a minimum initial investment of  $5,000, unless this requirement is waived by the Adviser, and minimum subsequent investments are $500. See “How to Purchase Shares.” No arrangement has been made to place investors’ funds in an escrow, trust or similar account. The Distributor is the exclusive distributor for Shares on a best efforts basis. Commissions or sales loads, which includes selling commissions of 6% of the gross proceeds from sales made by selected dealers, which includes 2% for dealer manager fees, will be paid or charged on sales of Shares. See “Plan of Distribution.” Shares will not be listed on any securities exchange.
	Price to Public	Maximum Sales Load(1)(2)	Proceeds to Fund(3)
Per Share	$10.00	$0.60	$9.40
Total	$100,000,000	$6,000,000	$94,000,000

(1)
Shares distributed to former shareholders of the BDC Fund were not subject to any additional front end sales load, as such shareholders previously paid a sales charge when they purchased BDC Fund shares. All Shares sold after the effective date of this registration statement, excluding Shares distributed in connection with the Conversion from the BDC Fund, will be sold pursuant to the sales load described herein.

(2)
The Adviser and/or its affiliates, in their discretion and from their own resources (which may include the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Shares. There is no limit on the amount of additional compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. The Fund (and, indirectly, the shareholders) will pay a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Shares to shareholder servicing agents, such as the Distributor, selected broker-dealers and/or other financial industry professionals. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. All Shares, whether acquired as part of the Conversion from the BDC Fund or after the Conversion, are subject to the same shareholder servicing fee.

(3)
Assumes all Shares currently registered are sold in the continuous offering, other than those Shares distributed in connection with the Conversion from the BDC Fund. The Fund will also bear certain past and ongoing organizational and offering costs associated with the Fund’s continuous offering of Shares and certain costs for which the Fund became responsible as a result of the Conversion from the BDC Fund. Prior to Conversion, the BDC Fund’s Adviser bore its organization and offering costs and is entitled to reimbursement by the Fund of $949,635 (the “Adviser Reimbursement”). The Adviser has agreed to limit the reimbursement of this amount at the rate of 1.5% of the gross proceeds from the sale of the Fund’s Shares, payable quarterly. The Adviser Reimbursement was approved by the shareholders of the BDC Fund at the shareholder meeting held on December 28, 2016. After the Conversion, the Fund bears all offering expenses as they are incurred. Offering costs incurred by the Fund are accrued against the income of the Fund and will reduce the amount of cash available for distribution to Shareholders. See “Fund Expenses”.

Interval Fund.   Shares are not redeemable. The Fund has elected to operate as an interval fund and, as such, has established a limited repurchase policy under Rule 23c-3 under the 1940 Act (“Share Repurchase Program”). Specifically, the Fund will offer to repurchase 5% of the outstanding Shares on or about September 1st of each fiscal year (“Repurchase Request Deadline”). The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. There is no guarantee that the Fund will be able to repurchase all of a shareholder’s Shares on a Repurchase Request Deadline. If the aggregate repurchase requests for a Repurchase Request Deadline exceed the number of Shares is permitted to repurchase, the Fund will repurchase Shares on a pro rata basis. The Fund will conduct its first repurchase of its Shares on or about September 1, 2018. See “Share Repurchase Program” and “Risk Factors.”
Dividends and Distributions.   The Fund expects to declare and pay all or substantially all of its net taxable investment income as dividends. The Fund’s board of trustees (“Board” or “Board of Trustees”) intends to authorize, declare and pay distributions monthly. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level. The Board expects that the distribution may include a return of capital (net of sales load and fund expenses) of a shareholder’s invested amount. The portion of the distributions classified as return of capital is not profit and is not taxable income; however, such return of capital is a return of a shareholder’s investment in the Fund reduced by the Fund’s sales load and expenses and will reduce the cost basis in a shareholder’s investment and potentially increase the taxable gain upon a redemption of Shares.
Dividend Reinvestment Plan.   Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all dividends automatically reinvested in Shares unless such shareholder specifically elects to receive all dividends in cash. DRIP investments will be calculated using the NAV per Share as of the record date for the dividend and will not be subject to a sales charge but will be subject to the shareholder servicing fee.
Risks.   Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.
Leverage.   The Fund may utilize leverage. Leverage would be used to increase the Fund’s investments and other purposes, such as for satisfying repurchase requests or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage by accessing a credit facility or through the issuance of notes or debt securities in an aggregate amount of up to 33 1∕3% of its total assets. The Fund will always maintain asset coverage of at least 300% on all borrowings. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The cost associated with any issuance and use of leverage will be borne by the Fund. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Fund’s assets. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Financial leverage involves risks and special considerations for shareholders including, among other considerations:
•
the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

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the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

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the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•
the potential for an increase in operating costs, which may reduce the Fund’s total return.

Statement of Additional Information.   This Prospectus sets forth the information that an investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information (“SAI”), has been filed with the Securities and Exchange Commission (the “SEC”). The SAI and the BDC Fund’s financial statements, along with the accompanying notes and report of the BDC Fund’s independent registered public accounting firm, are incorporated by reference (SEC File No. 814-00932) into this Prospectus in their entirety, and will be provided to investors that do not already possess a copy. A copy of the SAI, the BDC Fund’s annual and semi-annual reports and other information about the BDC Fund and other shareholder inquiries can be requested without charge by writing to the Fund at 2401 Kerner Blvd, San Rafael, CA 94901 or by calling (855) 889-1778. Investors can also obtain the SAI, the BDC Fund’s annual and semi-annual reports and other information about the BDC Fund on the Adviser’s website, at www.viipeaksbdc.com. The SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.
Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.
Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Investors should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide investors with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. Investors should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.
Investing in Shares involves a high degree of risk. See “Risk Factors.”
PRIVACY NOTICE
This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes to process requests and transactions and to provide customer service. Personal Information is obtained from the following sources:
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Investor applications and other forms, which may include name(s), address, social security number or tax identification number;

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Written and electronic correspondence, including telephone contacts; and

•
Transaction history, including information about the Fund’s transactions and balances in shareholder accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.
The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.
v

PROSPECTUS SUMMARY
This is only a summary and does not contain all of the information that an investor should consider before investing in the VII Peaks Co-Optivist Income Fund (the “Fund”). Before investing in the Fund, an investor should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective investor. In this Prospectus and the SAI, unless the context otherwise requires, references to the “Fund,” “we,” “us” and “our” refer to VII Peaks Co-Optivist Income Fund.
The Fund
VII Peaks Co-Optivist Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund intends to qualify to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund is the successor fund to the VII Peaks Co-Optivist Income BDC II, Inc. (the “BDC Fund”). The BDC Fund was formed as a Maryland corporation on August 3, 2011 and commenced operations on July 10, 2012. The BDC Fund was an unlisted, closed-end investment company that elected to operate and be treated as a “business development company” pursuant to certain provisions of the 1940 Act. On December 28, 2016, at a meeting of the shareholders called for the purpose of considering and approving certain fundamental changes to the BDC Fund, the shareholders of the BDC Fund approved certain proposals which, when taken cumulatively, have the effect of converting the BDC Fund to a closed-end investment company that has elected to operate as an “interval fund” as further discussed below. Pursuant to the Conversion of the BDC Fund into the Fund, which occurred on or about the effective date of the registration statement of the Fund, the BDC Fund exchanged all of its assets and liabilities for Shares and distributed such Shares to the BDC Fund shareholders in exchange for shares of the BDC Fund held by the BDC Fund shareholders. The BDC Fund then ceased operations and the Fund succeeded to the business of the BDC Fund as described herein. As of September 30, 2017, the BDC Fund had total net assets of approximately $45 million, with 6,443,209 Shares outstanding and 1,530 shareholders.
Adviser
The Fund has entered into an investment advisory agreement dated September 12, 2017 (the “Investment Advisory Agreement”) with VII Peaks Capital, LLC (the “Adviser”), a limited liability company formed under the laws of California and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2017, the Adviser managed in excess of $44 million of assets].
Pursuant to the Investment Advisory Agreement, the Adviser provides certain investment advisory services to the Fund. The Adviser’s responsibilities include providing the Fund with such investment advice as it deems necessary for the proper supervision of the Fund’s investments. The Adviser also monitors and maintains the Fund’s investment criteria and determines what securities may be purchased by the Fund. The Adviser previously managed the BDC Fund, the predecessor to the Fund, which had similar investment objectives, strategies, limitations, and risks.
The day-to-day portfolio management of the Fund is the responsibility of the Adviser. The Adviser is subject to oversight by the Board of Trustees.

Board of Trustees
The Board of Trustees has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. Three-fourths of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. See “Management of the Fund — Board of Trustees.”
Investment Objective
The Fund’s investment objectives are to generate current income and capital appreciation. The Fund intends to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, and by making loans and preferred equity investments in private companies, (ii) making distributions of available distributable cash to the Fund’s shareholders, and (iii) preserving the capital investments of shareholders. An investment in the Fund may be appropriate for long-term investors that are seeking to add current income producing exposure to their overall investment portfolio. There can be no assurance that any of these objectives will be achieved.
Investment Strategies
The Fund seeks to achieve its investment objectives by investing in corporate debt and equity-linked securities of public and private companies that trade on the secondary loan market. The Fund also makes opportunistic senior secured and subordinated secured loans and preferred equity investments in private companies. At the same time, the Fund works with the target company’s management to restructure the underlying securities and improve the liquidity position of the company’s balance sheet. Fund employs a proprietary “Co-Optivist”™ approach (“cooperative activism,” Co-Optivist™, is a registered trademark of VII Peaks Capital, LLC) in executing its investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Its portfolio is predominantly composed of fixed-rate high-yield, senior secured term loan and equity-linked corporate debt securities. The loans that the Fund originates directly with a corporate borrower or acquires in secondary market trading will have an average remaining maturity of 24 – 36 months and are expected to have an average duration of less than 24 months. Up to 100% of the loans that the Fund may acquire or originate may have characteristics of below investment grade securities, which are commonly referred to as “junk” securities or bonds. Such securities may entail greater investment risk as a result of the issuer’s credit quality and potential to pay interest and repay principal in a timely manner. The Fund may make loans to and acquire the securities of certain issuers that are based or have substantial operations outside the United States. The Fund will invest no more than 10% of its total net assets in any one non-U.S. country and no more than 30% of its total net assets in all non-U.S. countries combined, as of the time such investments are made.
The Fund is a “non-diversified” investment company under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), which means that with respect to 75% of its assets, it may invest more than 5% of its assets in any one issuer. Because the Fund intends to qualify as a regulated investment company (“RIC”) under the Code, it intends to observe the diversification requirements to which RICs are subject under the Code. The Fund will not concentrate its investments, which means that it will not invest more than 25% of its assets in the securities of issuers that do business in any one industry.

Investment Criteria
The Fund makes investments in target companies that meet its investment criteria. The size of an individual investment will vary based on numerous factors. However, assuming the Fund raises the maximum offering amount of $100 million, it expects to hold at least 50 investments, and anticipates that the minimum investment size will be approximately $250,000. The Fund does not anticipate being heavily invested in any one industry, and generally, does not expect to invest in more than two different classes of debt of the same target company. The Fund invests in traded or non-traded debt and equity-linked debt of target companies with a minimum enterprise value of $50 million and whose debt and equity-linked debt is actively traded in the secondary loan market. The Fund also makes senior secured direct loan investments in companies that may not have a long history of operations, may be a spin out of an existing business or leverage existing infrastructure to build new businesses. These companies typically have a minimum enterprise value of  $5 million. For such senior secured direct loan investments, the Fund may receive equity securities to boost overall returns. The Fund expects its portfolio to be predominantly composed of fixed-rate high-yield, senior secured term loan and equity-linked corporate debt securities. However, it may also purchase senior secured corporate debt securities which may have variable interest rates. The Fund currently anticipates that the portion of its portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but may increase that to 33% of its aggregate portfolio at the time of any purchase depending on market opportunities.
Leverage
The Fund may use leverage in an effort to increase its returns, subject to the restrictions of the 1940 Act. Leverage exists when cash made available to the Fund through an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts, and forward currency contracts and engaging in forward commitment transactions are examples of transactions that the Fund may engage in and that result in leverage. The Fund will only use these investment techniques when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.
The Fund is authorized to incur leverage up to limitations imposed by the 1940 Act. As a result, the Fund may borrow money from a bank in amounts of up to 33 1∕3% of the value of its total assets at the time of such borrowings, to purchase portfolio securities and for portfolio management purposes. The Fund may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Fund in the event the Fund has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under Subchapter M of the Code under circumstances that would otherwise result in the liquidation of investments. The Fund may also incur leverage through the issuance of preferred shares up to a maximum asset coverage ratio of 200%, although it has no current intention of doing so. The Fund will always maintain asset coverage of at least 300% on all borrowings. The Adviser and the Fund’s Board will regularly review the Fund’s use of leverage.
Any leverage incurred by the Fund would generally have complete priority over the Shares upon the distribution of assets. See “Investment Objective, Investment Strategies and Investment Features,” “Risk Factors” and “Share Repurchase Program.”

The Offering
This Prospectus applies to the offering of a single class of shares of beneficial interest of the Fund (the “Shares”) through Triton Pacific Securities, LLC, as the distributor for the Fund (the “Distributor”). The Fund has registered 10,000,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The Distributer has entered into one or more dealer agreements with dealer(s) (“Selling Agents”) that have agreed to participate in the distribution of the Shares. The Fund will offer the Shares in a continuous offering. The Shares will be offered at the Fund’s net asset value (“NAV”) per Share, plus the sales load (as described below), as of the first business day of each month. The NAV per Share is computed by dividing the Fund’s NAV by the total number of Shares outstanding at the time the determination is made. A sales load, which includes selling commissions of 6% of the gross proceeds from sales made by selected dealers, which includes 2% for dealer manager fees, will be paid or charged on sales of Shares. The sales load will be deducted from the proceeds paid to the Fund.
Shares distributed to former shareholders of the BDC Fund were not subject to any additional front-end sales load, as such shareholders previously paid a sales charge when they purchased BDC Fund shares. All Shares sold after the effective date of this registration statement, excluding Shares distributed in connection with the Conversion from the BDC Fund, will be sold pursuant to the sales load described herein.
Each investor is required to make a minimum initial investment of  $5,000, unless this requirement is waived by the Adviser, and minimum subsequent investments are $500. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates).
The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month. Shares may be purchased as of the first business day of each month at the Fund’s then current NAV per Share. The investor must submit a completed application form three (3) business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three (3) business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.
Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Risk Factors.”

Use of Proceeds
The net proceeds of the continuous offering of Shares, after payment of the sales load, will be invested in accordance with the Fund’s investment objectives and strategies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and strategies, the Fund will invest in money market or short-term, high quality fixed-income mutual funds.
Management Fee
In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a monthly investment management fee (the “Management Fee”). The Management Fee, paid monthly in arrears, is equal to (i) 0.167% (2.00% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are below $100 million (on the last Business Day of such calendar month), (ii) 0.146% (1.75% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $100 million or above, but less than $250 million (on the last Business Day of such calendar month) and (iii) 0.125% (1.50% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $250 million or above (on the last Business Day of such calendar month). The Management Fee is an expense paid out of the Fund’s assets.
The Adviser may waive some or all of its Management Fee to limit the total operating expenses of the Fund to a specified level. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Fund shall not accrue and will not reimburse the Adviser for any such waivers. The Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the “Summary of Fund Expenses.” See “Management of the Fund — Adviser and Management Fee.”
Incentive Fee
Under the Investment Advisory Agreement, the Adviser is entitled to a subordinated incentive fee (the “Incentive Fee”) equal to 20% of the pre-incentive fee net investment income (“PNII”), and subject to a hurdle rate of 2% of the Average Adjusted Capital (as defined below) per quarter (the “Hurdle Rate”).
The Incentive Fee is an expense paid out of the Fund’s net assets and will be calculated and paid quarterly in arrears, based upon the PNII for the immediately preceding quarter. PNII consists of net investment income without including the Incentive Fee, and does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation during the quarter.
No incentive fee on PNII is payable until the hurdle rate is exceeded. The Hurdle Rate is expressed as a rate of return on Adjusted Capital — 2% per quarter in this case. Once PNII exceeds the Hurdle Rate, the Adviser is entitled to 100% of PNII up to the maximum catch-up rate, which is a percentage of net assets or Adjusted Capital mathematically calculated to result in an incentive fee of 20% on PNII below the maximum catch-up rate. Above the catch up rate, the Adviser is entitled to receive 20% of PNII.
“Adjusted Capital” is defined as (a) cumulative proceeds generated from sales of the Fund’s Shares, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and

(b) reduced for (i) distributions paid to shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Share Repurchase Program.
Adviser Payments
The Adviser or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to broker-dealers in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts. In return for such compensation, the Fund may receive access to a broker-dealer’s registered representatives and sales personnel or placement on the sales platform or list of investment options offered by such broker or dealer. Such compensation may vary among different broker-dealers and may comprise a fixed dollar amount or be based on the aggregate value of outstanding Shares held by shareholders introduced by the broker-dealer or be determined in some other manner. The receipt of such additional compensation by a selling broker-dealer may create potential conflicts of interest between an investor and the broker-dealer who is recommending the Fund to the investor over other potential investments.
Shareholder
Servicing Fee
The Fund (and, indirectly, the shareholders) will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Shares to shareholder servicing agents, such as the Distributor, selected broker-dealers and/or other financial industry professionals. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. All Shares, whether acquired as part of the Conversion from the BDC Fund or after the Conversion, are subject to the same shareholder servicing fee. The 0.25% shareholder servicing fee will be continued for the life of the Fund.
Expenses
The Fund bears all expenses incurred in its investment or business operations and its investment transactions other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement, including, but not limited to, the compensation and routine overhead expenses of personnel of the Adviser who provide investment management services.
The Fund will also bear certain past and ongoing organizational and offering costs associated with the Fund’s continuous offering of Shares and certain costs for which the Fund became responsible as a result of the Conversion from the BDC Fund. Prior to Conversion, the BDC The Fund’s Adviser bore its organization and offering costs and is entitled to reimbursement by the Fund of $949,635 (the “Adviser Reimbursement”). The Adviser has agreed to limit the reimbursement of this amount at the rate of 1.5% of the gross proceeds from the sale of the Fund’s Shares, payable quarterly. The Adviser Reimbursement was approved by the shareholders of the BDC Fund at the shareholder meeting held on December 28, 2016. After the Conversion, the Fund bears all offering expenses as they are incurred. Offering costs incurred by the Fund are accrued against the income of the Fund and will reduce the amount of cash available for distribution to Shareholders. See “Fund Expenses”.

Distribution Policy
and Dividend
Reinvestment Plan
The Fund expects to declare and pay all or substantially all of its net taxable investment income as dividends. The Fund’s board of trustees (“Board” or “Board of Trustees”) intends to authorize, declare and pay distributions monthly. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level. The Board expects that the distribution may include a return of capital (net of sales load and fund expenses) of a shareholder’s invested amount. The portion of the distributions classified as return of capital is not profit and is not taxable income; however, such return of capital is a return of a shareholder’s investment in the Fund reduced by the Fund’s sales load and expenses and will reduce the cost basis in a shareholder’s investment and potentially increase the taxable gain upon a redemption of Shares.
All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a monthly basis by contacting the Adviser at (855) 889-1778 (or, alternatively, by contacting the Financial Intermediary, as defined below, that sold such shareholder his, her or its Shares, who will inform the Fund). Shares will be issued pursuant to the DRIP at their NAV as of the record date for the dividend (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load for reinvestment, but the reinvestment will be subject to ongoing shareholder servicing fee. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See “Distribution Policy and Dividend Reinvestment Plan” and “Taxes.”
Share Repurchase
Program
The Fund has elected to operate as an interval fund and, as such, the Fund provides liquidity through an annual repurchase policy under Rule 23c-3 under the 1940 Act (“Share Repurchase Program”). On or about September 1 of each fiscal year (the “Repurchase Request Deadline”), the Fund will offer to repurchase 5% of the outstanding Shares, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). See “Investment Objective, Investment Strategies and Investment Features — Fundamental Policies.” Shareholders will be notified in writing of each annual repurchase offer (“Shareholder Notification”) and the date the repurchase offer ends. The first Repurchase Request Deadline is expected to occur on or about September 1, 2018.

If Share repurchase requests exceed the number of Shares in the Fund’s repurchase offer, the Fund shall repurchase the tendered Shares on a pro rata basis. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. See “Share Repurchase Program.”
Investor Suitability
An investment in the Fund involves a considerable amount of risk. A shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. Prospective investors should be aware of how the Fund’s and the Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a fully diversified program for any particular investor. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Risk Factors.”
ERISA Plans
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA and Certain Other Considerations” in the SAI.
Valuation
The Fund invests in thinly traded securities where a market price is available, as well as private investments in which there is no readily ascertainable market price. These private investments will be subject to fair value determinations made by the Adviser in accordance with the Fund’s valuation processes and procedures. The Fund will engage a third-party independent valuation firm to value those Level 3 portfolio companies where the Fund received warrants in conjunction with direct loans. These valuations will occur annually and will be reviewed by the Fund’s auditors, audit committee and the Board of Trustees. The Fund will review and approve in advance the valuation methodology of any independent valuation firm it uses and the Board will regularly review the historical accuracy of such independent valuation firm’s fair value methodologies. Such fair value determinations may differ materially from the values that would have applied if a ready market for these securities existed. As a result of such fair value determinations, the Fund’s NAV on a given date may not reflect the value that the Fund could ultimately receive on one or more of its investments. See “Risk Factors.”
Risk Factors
An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved. Investors should consider carefully the risks summarized below, which are described in more detail under “Risk Factors” beginning on page A-28 of this Prospectus.

Competition for Investment Opportunities.   The Fund must compete with investment funds, commercial banks, and other alternative investment vehicles, such as hedge funds, who also make investments in middle market private companies. As a result, competition for investment opportunities in private companies may intensify as competitor’s pricing, terms and structure may force the Fund to accept less attractive investment terms.
Competition for Assets to Manage.   The Fund may face competition from a range of competitors, including mutual funds, private equity, hedge funds, and leveraged buyout funds, for assets to manage. Many of these entities may have greater financial resources than the Fund or access to financing on more favorable terms than the Fund. The Fund’s operating expenses are relatively fixed, and therefore it will have a higher expense ratio, which will decrease returns to shareholders, to the extent it is unable to increase the amount of assets that it manages.
Declining Price Affects the Fair Market Value.   Declining prices in medium and large sized corporate leveraged loan market may adversely affect the fair value of the Fund’s portfolio, thereby reducing its net asset value through increased net unrealized depreciation.
Termination of Distributions.   The Board has full authority and discretion over the timing and amount of distributions made by the Fund, and it may decide to reduce or eliminate distributions at any time, which may have an adverse effect on a shareholder’s investment.
Enhanced Risk of Loss.   The Fund may purchase debt securities of companies that are experiencing significant financial or business stress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such purchases involve a substantial degree of risk and may not show any return for a considerable period of time.
Economic Risk.   Economic activity continues to trend towards growth as inflation stabilizes, the unemployment rate remains low and stock market indexes rally to all-time highs. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, remain in a very tight trading range. However, credit spreads remain slightly above historical averages, particularly in the loan market. The improving economic and market conditions that have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as the Fund’s ability to obtain financing, particularly from the debt markets.
Risks Relating to Current Interest Rate Environment.   Following the financial crisis of 2008, the Federal Reserve Board implemented quantitative easing programs that lasted until 2014. In December of 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate. The Federal Reserve Board increased the federal funds rate again in December of 2016 to one-half to three-quarter percent. This increase marked only the second time the Fed increased the target range in nearly a decade. The Federal Reserve has subsequently raised rates in both March and June of 2017, settling at one to one and one-quarter percent. The Federal Reserve has forecasted more frequent rate hikes as result of tightening labor conditions and firming core inflation. If interest rates continue to increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the net asset value of the Shares. Additionally, a rise or potential rise in interest rates may result in periods of increased volatility and could cause Fund investors to tender Shares for redemption at its regularly scheduled redemption intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such redemptions. An increase in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.
Portfolio Valuation Risk.   The Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the board of trustees, and a committee thereof. A substantial portion of the Fund’s investments will not trade on a national securities exchange or actively trade on a secondary market, but instead will trade on a privately negotiated over-the-counter secondary market for institutional investors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the determination of fair value may differ materially from the values that would have been used if a ready market for these infrequently traded securities existed.
Hedging Risk.   The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase the Fund’s losses. Further, hedging transactions may reduce cash available to pay distributions to shareholders.
Liquidity Risk.   The Fund will also be subject to liquidity risk. The Fund expects that some of its securities will be thinly traded on a market while others will have no available market. Illiquid securities are difficult to value.
Senior Secured and Second Lien Secured Loans Risk.   The Fund may invest in senior secured loans, second lien loans and other related instruments. These loans are subject to credit, interest rate, valuation, and market risks. These securities also are subject to risk of subordination to claims of other creditors.
Subordinated Debt Risk.   The Fund may invest in subordinated debt which will generally rank junior in priority of payment to senior loans and will generally be unsecured. This results in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment.

Equity Risk.   The Fund may invest in equity investments. These interests may not appreciate in value and may in fact depreciate in value. The Fund may not be able to realize any gains, and any gains may not be sufficient to offset any other losses.
Non-U.S. Securities Risk.   The Fund may make loans to or invest in the securities of issuers that are located or have substantial operations outside the United States. Such non-U.S. issuers may be subject to adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might affect or restrict the payment of principal and interest.
Currency and Exchange Rate Risks.   The income received by foreign investments of the Fund is likely to be denominated in currencies other than U.S. dollars. Therefore, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, and gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund. In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another.
Market Disruption and Geopolitical Risk.   The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Potential Financial Reform Efforts are Uncertain.   The current presidential administration has suggested that certain financial services industry regulations may be the subject of amendment or repeal. Any such repeal or replacement of established regulatory regimes that are designed to provide full disclosure to investors could result in reduced material information to shareholders and potential shareholders. Additionally, it is uncertain what impact the volatile, unpredictable and unprecedented communication techniques employed by the current administration could have on the companies or the industries in which the Fund invests. The non-U.S. issuers in which the Fund may invest may be located in countries in which this administration seeks to re-negotiate trade agreements, impose sanctions or otherwise disrupt normal commerce. It is possible that any such actions could have a negative impact on the Fund’s investments.
Original Issue Discount Risk.   Investments made by the Fund may include original issue discount instruments. Original issue discount instruments may have unreliable valuations, create heightened credit risks, cause an increase in the base management fee and incentive fee and create the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
Leverage Risk.   Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility. There is no assurance that the Fund’s leveraging strategy will be successful. Financial leverage involves risks and special considerations for shareholders including, among other considerations:

•
the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•
the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•
the potential for an increase in operating costs, which may reduce the Fund’s total return.

Principal Loss.   At any given time, a shareholder’s Shares may be worth less than the price the shareholder paid for them. Thus, it is possible to lose money by investing in the Fund.
Repurchase Offers Risk.   Repurchase offers risk is the risk that the Fund’s repurchases of Shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares may only be transferred or resold in accordance with the Fund’s repurchase policy. Limited liquidity is provided to shareholders only through the Fund’s annual repurchase offer for 5% of the shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Trustees, as permitted by the 1940 Act and other laws.
Anti-Takeover Provisions.   The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.
The Fund is Non-Diversified.   The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Shares.
Reliance on Key Individuals.   The Fund relies on the services of Gurpreet Chandhoke and Stephen Shea, as the principals of the Adviser. The loss of the services of either of these key personnel could have a material adverse impact on the Fund.
Conflict of Interest Risk.   Conflicts of interest between the Fund and the various roles, activities and duties of the Adviser and its affiliates may occur from time to time. The Adviser, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Fund or may make investments that create potential for conflict of interest with existing or new investments in the Fund. As a result, conflicts of interest between the Fund and the other activities of the Adviser and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or its affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between the Fund, on the one hand, and the Adviser, including members of its management team, on the other, regarding the allocation of resources to the management of the Fund’s day-to-day activities.
Tax Risk and Compliance with the Requirements to Qualify as a RIC.   If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC may have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.
Distributions to Investors and Payment of Tax Liability.   The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. Investors will be required each year to pay applicable federal and state income taxes on their respective share of the Fund’s taxable income
Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Risk Factors.”
Unlisted Closed-End
Fund Structure;
Limited Liquidity
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.
The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through the Share Repurchase Program described above. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors.”
In order to provide limited liquidity to shareholders, the Fund has adopted a Share Repurchase Program and plans to conduct periodic repurchase offers for a portion of its outstanding Shares, as described in this Prospectus. Subject to applicable law and approval of the Board of Trustees, the Fund will seek to conduct annual repurchase offers of 5% of the Fund’s outstanding Shares at NAV.
Indemnification
Under each of the Fund’s Agreement and Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which a Fund Covered Person shall not have acted in good faith in the reasonable belief that such action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Fund Covered Person shall have had reasonable cause to believe that the conduct was lawful, and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its shareholders to which such Fund Covered Person would otherwise be subject by reason of  (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.
Conflicts of Interest
Various potential conflicts of interest may arise from the overall investment activities of the Adviser and its affiliates. Before purchasing Shares, an investor should consider carefully the potential conflicts of interest and the policies regarding conflicts of interest described under “Conflicts of Interest”.
Summary of
Taxation
The Fund has elected to operate as an interval fund under Rule 23c-3 of the 1940 Act and intends to qualify as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to shareholders. Taxable income consists generally of net investment income and any capital gains.
The Fund will distribute substantially all of its net investment income and gains to shareholders in such a way that it will not be subject to federal excise tax on undistributed amounts. These distributions generally will be taxable as ordinary income to the shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and character of its distributions to shareholders. The Fund’s distributions will generally be taxable to shareholders whether or not they are reinvested in additional Shares of the Fund. See “Distribution Policy and Dividend Reinvestment Plan.”
Reports to
Shareholders
The Fund expects to furnish to shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the shareholders in preparing their tax returns. The Fund expects to prepare, and transmit to shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Fund’s fiscal year end is December 31.
Term
The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents. The Fund does not intend to list its shares with an exchange.
Administrator,
Sub-Administrator and Fund
Accounting Agent
The Adviser also serves as administrator pursuant to an Administration Agreement with the Fund (“Administration Agreement”). Pursuant to the Administration Agreement, the Adviser furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides the Fund with a Chief Financial Officer, as well as investor relations and compliance supervisory services. The Adviser in its capacity as administrator also performs, or oversees the performance of, certain required administrative services, which include, among other things, preparation of certain financial records, preparing reports to shareholders, and assisting in the calculation of the Fund’s net asset value. The Adviser has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC, to provide fund accounting and administrative tasks for which the Adviser is primarily responsible under the Administration Agreement. As the fund accounting agent, U.S. Bancorp provides portfolio pricing services, maintains the general ledger, executes payment of expenses, provides NAV and financial statement reporting, and assists in SEC filings, among other things. For providing such services, U.S. Bancorp is paid an annual fee of 0.075% (0.01875% per quarter) of the average daily assets of the Fund, charged quarterly. Our Board of Trustees, including a majority of independent Trustees, will annually review the compensation we pay to Adviser to determine that the provisions of the Administrative Agreement are carried out satisfactorily and to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.
Our Board of Trustees reviews the methodology employed in determining how the expenses are allocated to us and any proposed allocation of administrative expenses among us and any affiliates of the Adviser. Our Board of Trustees then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of the administrative services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board of Trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Trustees compares the total amount paid to the Adviser for such services as a percentage of our net assets to the same ratio as reported by other comparable funds.
Custodian
U.S. Bank National Association serves as the custodian of the assets of the Fund. For providing custodial services, U.S. Bank is paid an annual fee of 0.022% (0.0055% per quarter) of the average par value of assets of the Fund charged quarterly.
Transfer Agent
Phoenix American Financial Services, Inc. serves as transfer agent and registrar with respect to Shares of the Fund.
Distributor
Triton Pacific Securities, LLC acts as the principal underwriter and distributor of the Fund by assisting the Fund in connection with the offering and sale of Shares. Among other things, the Distributor, at the Fund’s request, facilitates or enters into agreements with investment advisers, broker-dealers and other financial intermediaries in order that such intermediaries may offer and sell Shares in accordance with the terms and conditions of the agreement between the Distributor and the Fund.
Legal Counsel for the
Fund
Winston & Strawn LLP serves as legal counsel to the Fund.
Independent
Auditors
OUM & Co., LLP serves as the independent registered public accounting firm to the BDC Fund, the predecessor fund to the Fund. It is anticipated OUM & Co. LLP will serve as the independent registered public accounting firm to the Fund.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that shareholders can expect to bear directly or indirectly.
To make an investment in the Fund, a prospective investor must have a brokerage account with a brokerage firm. Any costs associated with opening such an account are not reflected in the following table or the Example below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load (as a percentage of offering price)(1)	6.00%
Dividend Reinvestment Plan Fees(2)	None
ANNUAL EXPENSES (as a percentage of the Fund’s net assets attributable to Shares)
Management Fee(3)	2.66%
Incentive Fee(4)	—%
Interest Payments on Borrowed Funds(5)	0.60%
Shareholder Service Fees	0.25%
Adviser BDC Reimbursement(6)	—%
Other Expenses(7)	2.87%
Total Annual Fund Expenses(8)	6.38%

(1)
Initial and additional investments may be subject to a sales load of up to 6%, subject to waiver or adjustment by the Adviser. The sales load will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund. The following breakpoint schedule is available to investors: (i) investments less than $100,000, sales charge 6%; (ii) investments between $100,000 to $249,999, sales charge 5%; (iii) investments between $250,000 to $499,999, sales charge 4%; (iv) investments between $500,000 to $999,999, sales charge 3%; (v) investments over $1 million, sales charge 2%.

(2)
The reinvested amounts under the dividend reinvestment plan will be subject to the shareholder service fee.

(3)
The Fund will pay the Adviser a monthly Management Fee. The Management Fee, paid monthly in arrears, is equal to (i) 0.167% (2.00% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are below $100 million (on the last Business Day of such calendar month), (ii) 0.146% (1.75% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $100 million or above, but less than $250 million (on the last Business Day of such calendar month) and (iii) 0.125% (1.50% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $250 million or above (on the last Business Day of such calendar month). The table above shows the management fee as a percentage of the Fund’s net assets. The table uses the first tier management fee (2.00%), adjusted by the maximum amount of leverage that the Fund will have (1 1/3 times net assets), for a total of 2.67% of net assets.

(4)
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. See “Incentive Fee” in this Prospectus for further details. For purposes of this table, there is no incentive fee included since it cannot be determined beforehand, and it is not anticipated to be incurred during the first year of the Fund. The BDC Fund has not paid any incentive fee in the last twelve months.

(5)
“Interest Payments on Borrowed Funds” are estimated based on the Adviser’s estimate of borrowings for the current fiscal year.

(6)
“Adviser BDC Reimbursement” is an amount of  $949,635 due to the Adviser from prior costs it bore while advising the BDC Fund. The Adviser has agreed to limit the reimbursement at a rate of 1.5% of the gross proceeds from the sale of the Fund’s Shares, payable quarterly. Because the amount of future sales of the Shares cannot be predicted, this expense is not reflected in the expense table above and the Example below. However, this expense will increase the Total Annual Fund Expenses.

(7)
“Other Expenses” are based on estimated amounts for the current fiscal year. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses vary. Such estimated expenses of the Fund, including, among other things, legal, accounting, custody and administration fees, that the Fund will bear directly, and the Fund’s organizational expenses, initial and ongoing offering costs, and fees and expenses of the Fund’s custodians and administrators will vary. See “Management of the Fund — Other Expenses.”

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses holders of Shares will bear directly or indirectly.
Example
The following example illustrates the hypothetical expenses that an investor would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total annual expenses after fee waivers and expense reimbursements of net assets for the one-year period and the first of the three-, five-, and ten-year periods:
An investor would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:
1 year†	3 years†	5 years†	10 years†
$120	$236	$350	$620

†
Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. The Fund will pay $949,635 due to the Adviser from prior costs it bore while advising the BDC Fund. The Adviser has agreed to limit the reimbursement at a rate of 1.5% of the gross proceeds from the sale of the Fund’s Shares, payable quarterly. Because the amount of future sales of the Shares cannot be predicted, this expense is not reflected in the expense table and the Example above. However, this expense will increase the Total Annual Fund Expenses as well as the expenses show in the Example above.

The purpose of the table above is to assist investors in understanding the various fees and expenses shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund. See “Fund Expenses,” “Management of the Fund” and “How to Purchases Shares.”

FINANCIAL HIGHLIGHTS OF THE VII PEAKS CO-OPTIVIST INCOME BDC II, INC.
The financial highlights table is intended to help investors understand the financial performance of the Fund’s predecessor, the VII Peaks Co-Optivist Income BDC II, Inc. (“BDC Fund”). The table below reflects the financial results for shares of the BDC Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the BDC Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the BDC Fund’s financial statements. The BDC Fund’s financial statements for the fiscal year ended December 31, 2016 have been audited by OUM & Co. LLP. To request the BDC Fund’s Annual Report, please call (855) 889-1778. The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.
The following is a schedule of financial highlights for the BDC Fund since the BDC Fund’s inception*:
	For the Nine months ended September 30, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Per share data:
Net asset value, beginning of period	$5.31	$4.61	$7.34	$8.70	$8.77	$8.82
Results of operations(1)
Net investment income	0.18	0.07	0.14	0.19	0.37	0.61
Net realized gain (loss) on investments	(0.06)	(2.12)	0.06	0.04	0.18	—
Net unrealized gain (loss) on investments	1.82	3.27	(2.40)	(1.46)	(0.23)	(0.48)
Net increase (decrease) in net assets resulting from operations	1.94	1.22	(2.20)	(1.23)	0.32	0.13
Stockholder distributions(2)
Distributions from net investment income	(0.18)	(0.08)	(0.14)	(0.19)	(0.37)	(0.59)
Distributions from realized gains	(0.01	(0.01)	(0.06)	(0.04)	(0.18)	—
Distributions from capital	(0.29	(0.51)	(0.54)	(0.50)	(0.24)	(0.43)
Net decrease in net assets resulting from stockholder distributions	(0.48)	(0.60)	(0.74)	(0.73)	(0.79)	(1.02)
Capital share transactions
Impact from issuance of common stock(3)	—	—	0.21	0.60	0.40	0.84
Impact from reinvestment of stockholder distributions(4)	0.05	0.10	—	—	—	—
Net increase in net assets resulting from capital share transactions	0.05	0.10	0.21	0.60	0.40	0.84
Other(5)	(0.01	(0.02)	—	—	—	—
Net asset value, end of period	$6.81	$5.31	$4.61	$7.34	$8.70	$8.77
Shares outstanding at end of period	6,443,209	6,337,606	6,181,515	5,546,292	3,151,376	950,733
Total return(7)	35.89%	23.62%	(31.96)%	(8.88)%	7.72%	10.98%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$43,883	$33,682	$28,490	$40,688	$27,424	$8,336
Average net assets (in thousands)	$39,618	$31,831	$39,246	$36,686	$21,372	$5,831
Ratio of net investment income to average net assets(6)(9)	3.89%	1.47%	2.12%	2.23%	3.73%	5.14%
Ratio of operating expenses to average net assets(6)(9)	6.52%	8.33%	6.83%	6.65%	4.03%	—%
Ratio of expenses reimbursed to average net assets(9)	—%	0.65%	—%	—%	3.63%	(17.97)%
Portfolio turnover ratio(8)	15.83%	83.71%	56.67%	36.08%	59.80%	30.60%

*
The information presented in this table is for the Fund’s predecessor fund (“BDC Fund”) beginning on the year ended December 31, 2012 and ending with the nine months ended September 30, 2017, and has been derived from our BDC Fund’s audited financial statements at that date (with the exception of the information for the nine months ended September 20, 2017, which has not been audited). Those financial statements and the independent registered public accounting firm’s report thereon, appearing on the BDC Fund’s annual reports on Forms 10-K until the year ended December 31, 2016, and the BDC Fund’s Form 10-Q for the quarter ended September 30, 2017 (SEC File No. 814-00932) are incorporated herein by reference in this Prospectus. As indicated herein, the BDC Fund was a business development company and was subject to certain investment guidelines to which the Fund will not be subject. The information is for illustrative purposes only and should not be considered as representative of how the Fund may perform in the future.
(1)
The per share amounts were derived by using the weighted average shares outstanding during the period.

(2)
The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(3)
The impact from reinvestment of stockholder distributions on a per share basis reflects the incremental net asset value changes as a result of the reinvestment of stockholder distributions.

(4)
Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(5)
Total return is calculated assuming a purchase of shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. This calculation does not reflect the effect of the sales load.

(6)
Ratios calculated based on average net assets using current and prior 3 quarters net assets.

(7)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value.

THE FUND
The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on January 25, 2017. The Fund’s principal office is located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563, and its telephone number is (855) 889-1778. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund — Board of Trustees.”
The Fund is the successor fund to the VII Peaks Co-Optivist Income BDC II, Inc. (the “BDC Fund”). The BDC Fund was formed as a Maryland corporation on August 3, 2011 and commenced operations on July 10, 2012. The BDC Fund was an unlisted, closed-end investment company that elected to operate and be treated as a “business development company” pursuant to certain provisions of the 1940 Act. On December 28, 2016, at a meeting of the shareholders called for the purpose of considering and approving certain fundamental changes to the BDC Fund, the shareholders of the BDC Fund approved certain proposals which, when taken cumulatively, have the effect of converting the BDC Fund to a closed-end investment company that has elected to operate as an interval fund as further discussed below. Pursuant to the Conversion of the BDC Fund into the Fund, which occurred on or about the effective date of the registration statement of the Fund, the BDC Fund exchanged all of its assets and liabilities for Shares and distributed such Shares to the BDC Fund shareholders in exchange for shares of the BDC Fund held by the BDC Fund shareholders. The BDC Fund then ceased operations and the Fund succeeded to the business of the BDC Fund as described herein. As of September 30, 2017, the BDC Fund had total net assets of approximately $45 million, with 6,443,209 Shares outstanding and 1,530 shareholders.
USE OF PROCEEDS
The proceeds from the sale of Shares, net of the Fund’s fees and expenses, are generally invested as soon as practicable after each subscription date, generally within three months, in accordance with the Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders. Pending investment of the net proceeds, the Fund will invest the offering proceeds in high-quality, short-term debt securities, cash and/or cash equivalents.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND INVESTMENT FEATURES
Overview
The Fund’s investment objectives are to generate current income and capital appreciation. The Fund intends to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to Fund shareholders, and (iii) preserving the capital investments of Fund shareholders. An investment in the Fund may be appropriate for long-term investors that are seeking to add current income producing exposure to their overall investment portfolio. There can be no assurance that any of these objectives will be achieved.
The Fund invests primarily in corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. The Fund also makes opportunistic preferred equity investments in private companies. At the same time, the Adviser on behalf of the Fund actively works with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. The Fund employs a proprietary “Co-Optivist™” approach (“cooperative activism”, Co-Optivist™ is a registered trademark of VII Peaks Capital, LLC, or VII Peaks, and is being used with the permission of the Adviser) in executing the investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. The strategy is not dependent on restructuring to generate distributions. The Fund’s portfolio is predominantly composed of fixed-rate high-yield, senior secured term loan and equity-linked corporate debt securities. However, approximately 20% of the Fund’s portfolio consists of preferred equity securities of one issuer.
The proprietary “Co-Optivist™” (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of target companies (“Target Investments”), in conjunction with proactively engaging the target companies’ management. The Fund acquires Target Investments whose debt securities trade on the over-the-counter market for institutional loans at a discount to their par redemption value and will be subject to a “redemption event” within (on average) 24 months. The Fund defines a “redemption event” as a maturity event or a put event (where investors in the target company’s debt security can have a redemption right at a pre-determined price). The Fund holds such debt an average of 12 – 18 months, during which time the Fund anticipates working actively with the target company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities. The loans that the Fund originates directly with a corporate borrower or acquires in secondary market trading will have an average remaining maturity of 24 – 36 months and are expected to have an average duration of less than 24 months. Up to 100% of the loans that the Fund may acquire or originate may have characteristics of below investment grade securities, which are commonly referred to as “junk” securities or bonds. Such securities may entail greater investment risk as a result of the issuer’s credit quality and potential to pay interest and repay principal in a timely manner. The Fund may make loans to and acquire the securities of certain issuers that are based or have substantial operations outside the United States. The Fund will invest no more than 10% of its total net assets in any one non-U.S. country and no more than 30% of its total net assets in all non-U.S. countries combined, as of the time such investments are made.
The Fund makes investments in target companies that meet its investment criteria. The size of an individual investment will vary based on numerous factors. However, assuming the Fund raises the maximum offering amount of  $100 million, it expects to hold at least 50 investments, and anticipates that the minimum investment size will be approximately $250,000. The Fund does not anticipate being heavily invested in any one industry, and generally, the Fund does not expect to invest in more than two different classes of debt of the same target company. The Fund invests in traded or non-traded debt and equity-linked debt of target companies with a minimum enterprise value of  $50 million and whose debt and equity-linked debt is actively traded in the secondary loan market. The Fund also makes senior secured direct loan investments in companies that may not have a long history of operations, may be a spin out of an existing business or leverage existing infrastructure to build new businesses. These companies typically have a minimum enterprise value of $5 million. For such senior secured direct loan investments, the Fund may receive equity securities to boost overall returns. The Fund expects its portfolio to be predominantly composed of fixed-rate high-yield, senior secured term loans and equity-linked corporate debt securities. However, it may also purchase senior secured corporate debt securities which may have variable interest rates. The Fund currently anticipates that the portion of its portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but may increase that to 33% of its aggregate portfolio at the time of any purchase depending on market opportunities.
The Fund is a “non-diversified” investment company under the 1940 Act, which means that with respect to 75% of its assets, it may invest more than 5% of its assets in any one issuer. Because the Fund intends to qualify as a RIC under the Code, it intends to observe the diversification requirements to which RICs are subject under the Code. The Fund will not concentrate its investments, which means that it will not invest more than 25% of its assets in the securities of issuers that do business in any one industry.
Between 2001 and 2008, corporate debt levels and the supply of leverage offered by banks and other investors steadily increased. While corporate defaults generally remain low, they are on the rise as oil prices have steeply declined and the U.S. dollar has grown stronger. Many of the companies that have outstanding issues of debt have not or been unable to proactively refinance, creating a “refinancing wall” that the Adviser believes will create a liquidity shortfall for many issuers. The value of the debt securities of these companies as reflected in prices quoted in the secondary loan market, may be at a significant discount to par, and represent a premium yield to maturity reflective of these liquidity concerns, creating the opportunity for the Fund to identify and invest in the debt securities of select companies at attractive current market valuations. Furthermore, the market for over the counter debt securities is currently distressed due to significant investor redemptions from a number of high-yield debt funds, and the forced liquidation of a major high-yield debt fund, as well as general uncertainty about the impact of a rise in U.S. interest rates. The Adviser believes that its Co-Optivist™ approach can help the Fund’s target companies achieve results that are beneficial to the long-term value of their businesses, which will, in turn, result in capital gains through capital appreciation, or the exchange of invested securities into a current security or cash at a premium to its acquisition price. The principals of the Adviser collectively have experience in principal investing, debt securities and general capital markets, and believe the Adviser is well-positioned to capitalize on these opportunities on behalf of the Fund.
This offering is intended to provide shareholders with a low minimum investment amount and limited liquidity of their Shares. While the primary objective is to seek a restructuring of the debt securities acquired by the Fund, the success of the investment strategy is not entirely dependent upon a restructuring event. The Fund seeks to acquire debt securities that have an acceptable level of risk while also providing the potential to generate annual returns of 8 – 10%, even if no restructuring of the debt occurs. The Adviser has not historically used hedging strategies to protect against potential downside risk and volatility, but reserves the right to do so. Any such hedging strategies may include purchasing derivatives or other securities. Equity exposure including overall hedging costs will vary in percentage of the overall portfolio.
The Fund expects to declare and pay all or substantially all of its net taxable investment income as dividends. The Fund’s board of trustees (“Board” or “Board of Trustees”) intends to authorize, declare and pay distributions monthly. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level. The Board expects that the distribution may include a return of capital (net of sales load and fund expenses) of a shareholder’s invested amount. The portion of the distributions classified as return of capital is not profit and is not taxable income; however, such return of capital is a return of a shareholder’s investment in the Fund reduced by the Fund’s sales load and expenses and will reduce the cost basis in a shareholder’s investment and potentially increase the taxable gain upon a redemption of Shares.
From time to time the Fund may hold high cash balances in bank accounts and/or US government securities, investment grade corporate debt securities, money market or short-term, high quality fixed-income mutual funds.

Market Opportunity
In the upcoming years, we believe many companies will face maturities and redemptions on significant amounts of outstanding debt and will have to find ways to refinance those obligations. See below a chart compiled from S&P for Investment-grade and Speculative-grade USD Bonds maturing from 2017 to 2027. The charts below show over $4.6 trillion of U.S. based investment-grade bonds to mature between 2017 to 2027 and $445 billion in speculative grade bonds to mature between 2018 and 2022.

U.S. Corporate Rated Debt Maturing By Year (Investment- and Speculative-Grade)

(Bil. $)
Investment grade
Speculative grade
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
2017.2H
2019
2021
2023
2025
2027

Note: Date as of June 30, 2017. Includes bonds, loans, and revolving credit facilities that are rated by S&P Global Ratings. Source S&P Global Fixed Income Research.

While companies have recently taken advantage of the low-interest rate environment to amend and extend their debt maturities, the Adviser believes this is only a temporary push-out of the debt maturity wall without a meaningful reduction in overall outstanding debt. For the foreseeable future, the Adviser expects continued low demand for collateralized debt and soft economic growth to keep credit markets tight. The amount of speculative-grade debt (“BB+” and lower) coming due will continue to be a large share of overall maturing debt. Corporate borrowers whose debt carries lower ratings have had difficulty obtaining refinancing and face what the Fund calls a “refinancing wall”. As a result, many companies with speculative-grade debt have chosen to amend-and-extend their maturities rather than fully refinance their debt. Those companies that are unable to find a way to refinance their debt may end up defaulting. The Fund’s strategy is to invest in debt securities that are issued by companies with solid fundamentals and business prospects but who are facing a liquidity shortfall as they approach the “refinancing wall”. The Adviser believes that the expertise and experience of the officers of the Adviser provide the Fund with the ability to identify debt securities that the Adviser believes are currently mispriced in the secondary loan market and thus provide opportunity for returns as their values recover and appreciate.
Potential Competitive Strengths
The Adviser believes that the Fund has the following potential competitive strengths as compared to investment funds that also invest in discounted corporate debt and equity-linked debt securities:
•
The Fund is Not a Traditional Distressed Fund.   Traditional distressed debt investors typically seek to own the debt and engage in a bankruptcy process with the issuing company and eventually become equity holders. Through equity ownership, traditional distressed debt investors then intend to restructure operations of the company. In contrast, the Fund does not invest in debt securities with the intent of undergoing a bankruptcy process. The Fund intends to partner with management to pro-actively avoid a default and bankruptcy situation. The Fund is focused on restructuring company balance sheets, not company operations.

•
Investment Hold Period.   The Fund does not actively trade in and out of positions. Rather, the Fund holds its investments for an average of 12 – 18 months. During this hold period the Adviser works co-operatively on behalf of the Fund with target company management and other debt holders on a debt restructuring or exchange.

•
Comprehensive Private Equity Due Diligence Approach.   The Fund employs a comprehensive private equity approach to its investment due diligence process. This approach involves performing comprehensive business and industry due diligence and in-depth, bottoms-up valuation analyses for each investment, comparable to what a private equity firm with a long-term ownership position would conduct prior to investing in a target company. The Adviser believes this disciplined approach serves as an effective risk management tool for the Fund’s investment process.

•
Relevant Capital Markets and Investment Experience.   The Adviser’s investment team consists of individuals who collectively have expertise and experience in principal investing, debt securities and general capital markets. The members of the investment team combined have been involved in the issuance of over $20 billion of debt securities, advised on a number of merger and acquisition transactions and invested in a number of private equity and leveraged buyout transactions.

Portfolio Composition
The Fund invests in discounted corporate debt and equity-linked debt securities of companies that have a perceived risk of near term liquidity issues but have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage. The Fund takes a principal position in discounted debt securities with the primary goal of restructuring the terms of the debt to allow the target company to increase its liquidity and strengthen its balance sheet. The typical target company has a debt redemption event (typically either a put or maturity event) on average within 24 months of the investment and has experienced a significant decline in its equity value reflective of a highly leverage capital structure or general market conditions. The Adviser believes that proactively guiding such companies to restructure their debt will allow them to increase liquidity and free up resources to grow their businesses rather than focusing on managing their debt obligations. The Adviser also believes that its involvement can allow the target company more flexibility to explore strategic alternatives, since the terms of the existing debt structure often limits strategic options for the target company.
The following is the primary investment criteria for the target companies of the Fund:
•
minimum enterprise value of $50 million for companies with traded or non-traded public debt;

•
solid business fundamentals, such as historic revenue growth, profitability and cash flow generation, and favorable prospects for continued improvement in financial performance;

•
sufficient asset coverage of at least one and a half times the amount of the Fund’s potential investment for outstanding liabilities;

•
debt or equity-linked debt trading at a discount to par or at a premium yield in secondary loan markets due to a perceived risk of near term liquidity issues;

•
balance sheet with debt to total capitalization of at least 50% or high debt to equity ratios; and

•
near term redemption (maturity or put) event on its debt creating an upcoming liquidity shortfall.

The Fund also makes senior secured direct loan investments in companies that may not have a long history of operations, may be a spin out of existing business or leverage existing infrastructure to build new business. These companies typically have a minimum enterprise value of  $5 million. For such senior secured direct loan investments, the Fund may receive equity securities to boost overall returns.
The securities that the Fund targets include high-yield debt, bank debt, convertible debt, and collateralized loan obligations (“CLO”), which are high-yield loans securitized into pools containing varying degrees of credit rating. The Fund focuses on investment opportunities that provide the potential to generate income to support sustainable distributions, even if no restructuring of the debt occurs. However, the Fund may also purchase senior secured corporate debt securities which may have variable interest rates. The Fund currently anticipates that the portion of its portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but may increase to 33% of the aggregate portfolio at the time of any purchase depending on market opportunities. In addition to the investments noted above, the Fund may invest up to 30% of its portfolio in opportunistic investments, including, but not limited to, high-yield bonds, private equity investments, distressed debt investments and securities of public companies that are not thinly traded. The Fund expects that these public companies generally will have debt securities that are non-investment grade. The Fund also may invest in debt securities of middle-market companies located outside of the United States. All investments by us will be subject to oversight by the Board, a majority of whom will be independent trustees with no material interests in such transactions.
In each of the Fund’s debt investments, it seeks to become an influential investor, typically either through the size of the position or cooperation with other debt holders to pursue the shared goal of a beneficial debt restructuring. The Fund actively works with other debt holders and the target company management to potentially restructure and exchange the existing debt for new securities with amended terms. The Adviser believes that a debt restructuring can be a positive outcome for not just the issuer but also its other stakeholders.
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For investors in the existing debt, a restructuring is often effected through an exchange of securities at a premium to current trading levels to compel security holders to participate. The commencement of a restructuring and its perceived improvement to the company’s balance sheet represents an opportunity for investors to participate in capital appreciation that may result from a recovery in the value of the debt securities.

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For such issuers and their equity holders, a debt restructuring is typically viewed favorably by the equity markets and may result in price appreciation in the target company’s equity securities.

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For the issuer, a debt restructuring can potentially improve liquidity and strengthen its balance sheet by allowing the issuer to retire debt at a discount or obtain more favorable repayment terms.

The Fund employs the Co-Optivist™ approach in executing its investment strategy, which entails taking an influential position and proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event). This approach differs from traditional activist debt holders who typically wait until a company is near or at bankruptcy before beginning formal discussions regarding debt restructuring options. In addition, the strategy does not involve taking an operational role in the target company or changing management or members of the target company’s board of directors or actively negotiating the terms of the restructuring. Rather, the Fund seeks to establish a positive working relationship in assisting the target companies to achieve shared goals.

Below is a summary of the Fund’s investment and approval process:
The Adviser applies strict investment criteria to and performs comprehensive due diligence on each investment opportunity prior to making an investment decision. The Adviser focuses on investment opportunities that provide potential annual returns of 8 – 10%. The Adviser defines a base case as a situation where no debt restructuring occurs and the target company management chooses to meet the redemption event. With a successful restructuring, the Fund seeks potential for further upside in returns that could potentially exceed the base case. In connection with the Fund investments, the Adviser may actively pursue various hedging strategies to manage the volatility and risk profile of the overall investment portfolio, which may include purchasing derivatives or other securities. The Fund does not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.
Risk Management and Monitoring
The Adviser seeks to monitor the risks of the Fund’s portfolio in the aggregate. The Adviser’s primary goal is to monitor, to the best of its ability, the Fund’s aggregate exposure to various alternative investment strategies and to various systematic risks. There can be no assurance, despite the best efforts of the Adviser, that these risks can be precisely or accurately gauged.
The Adviser reviews and monitors the operation and performance of each security and private investment as frequently as it believes is appropriate in light of the strategy followed and prevailing market conditions. The Adviser solicits such information from the market, each private investment from other sources that the Adviser deems necessary to properly assess the performance, and accordingly the relative success or failure of an investment.
Use of Leverage
The Fund is currently authorized to use leverage up to the maximum amount permitted by the 1940 Act, which provides that leverage may not exceed 33 1∕3% of total Fund assets. The Fund will always maintain asset coverage of at least 300% on all borrowings. The use of leverage will tend to increase rates of return to investors, but also presents a number of risks, including the risk of loss, the risk that the Fund may be required to suspend redemptions, and increased volatility of returns.
The Fund has also adopted the following fundamental policies in order to repurchase its shares:
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The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 of the 1940 Act, as amended, from time to time. The Board may place such conditions and limitations on repurchases as may be permitted.

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September 1st of each year, or the next business day if September 1st is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent repurchase offer.

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The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur within fourteen (14) days after the Repurchase Request Deadline.

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Repurchase requests may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

THE FUND’S INVESTMENT PROGRAM ENTAILS SUBSTANTIAL RISKS AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF THE FUND WILL BE ACHIEVED.

RISK FACTORS
The Fund’s investment program is speculative and entails substantial risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. In particular, the Fund’s use of leverage, its sector or geographic focus, its limited diversification and the limited liquidity of some of its investments, in certain circumstances, can result in or contribute to significant losses to the Fund. Before investing in the Fund investors should consider carefully the following principal risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in a Fund with investment objectives, investment policies, a capital structure or trading markets similar to the Fund’s. There may be additional risks that the Fund does not currently foresee or consider material. Investors may wish to consult with their legal or tax advisers before deciding whether to invest in the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.
Risks Related to the Fund’s Business and Structure
Competition for Investment Opportunities.   The Fund competes for investments with other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make investments in middle market private companies. As a result, competition for investment opportunities in private companies may intensify. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than does the Fund. Some of the Fund’s competitors are able to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund. The Fund may lose investment opportunities if it does not match the competitors’ pricing, terms and structure. A significant part of the Fund’s competitive advantage stems from the fact that the market for investments in private U.S. companies is under served by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms.
Competition for Assets to Manage.   The Fund faces competition from a range of competitors, including mutual funds, private equity, hedge funds, and leveraged buyout funds, for assets to manage. Many of these entities may have greater financial resources than the Fund or access to financing on more favorable terms than the Fund. The Fund’s operating expenses are relatively fixed, and therefore will have a higher expense ratio, which will decrease returns to shareholders, to extent the Fund is unable to increase the amount of assets of the Fund.
Price declines in leveraged loan market.   The Adviser has recently seen substantial declines in the value of high yield debt securities traded on the over the counter market. Some of the declines are due to problems in certain industry sectors that are experiencing distress, such as energy companies which are adversely impacted by the steep drop in energy prices. A substantial reason for the decline has been due to investor redemptions from a number of high-yield debt funds, and the forced liquidation of a major high-yield debt fund, as well as general uncertainty about the impact of a rise in U.S. interest rates. Despite the redemptions earlier in the year, leveraged loan issuance in billions in the first three months have seen a hike and is on track to outpace 2016. Global leveraged loans outstanding is also higher than 2016 as of May 17, 2017. The U.S. leveraged loan market is starting out hot in 2017 based on price flexes, amid large cash inflows as institutions correctly anticipate Federal Reserve rate increases. Repricings towards the end of 2016 and first quarter in 2017 grew substantially as cash flows into loan funds and ETF’s left institutional investors struggled to keep busy.
Conditions in the medium and large-sized corporate debt market may continue to experience disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, the Fund’s net asset value could continue to decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of the Fund’s investments, which could have a material adverse impact on the business, financial condition and results of operations.

Distributions may be reduced or eliminated by the Board of Trustees.   The Fund expects to authorize and declare distributions with record and payment dates distributions on a monthly basis to shareholders. There can be no assurances that the Fund will be able to make distributions or, to the extent distributions are made, the level of distributions declared and paid to shareholders or the ability to pay distributions. If one or more Fund investments in target companies is not successful, it may adversely impact the ability to make distributions to shareholders.
Distributions will exceed earnings for the foreseeable future.   Portions of the distributions that the Fund makes will represent a return of capital (net of sales load and Fund expenses) to a shareholder that will lower such shareholder’s tax basis in the Shares and reduce the amount of funds that the Fund has for investment in targeted assets.
All distributions are and will be paid at the discretion of the Board of Trustees and will depend on earnings, financial condition, maintenance of RIC status, and such other factors as the Board of Trustees may deem relevant from time to time. A return of capital is a return of a shareholder’s investment (net of sales load and fund expenses), rather than a return of earnings or gains derived from investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold.
Financially stressed companies create an enhanced risk of substantial loss or loss of entire investment.   The Fund may purchase debt securities of companies that are experiencing significant financial or business stress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Many of these instruments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.
Economic activity in the United States has yet to fully recover.   Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of the U.S. government spending cuts that took effect March 1, 2013, the government shutdown in October 2013, or any further spending cuts or shutdowns.
The improving economic and market conditions that have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as the Fund’s ability to obtain financing, particularly from the debt markets.
Risk of downgraded credit rating and international economic crisis.   The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact the Fund’s liquidity, financial condition and earnings. U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
Risks Relating to Current Interest Rate Environment.   Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014. In December of 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate. The Federal Reserve Board increased the federal funds rate again in December of 2016. However, as a result of the recent presidential election and the uncertainty surrounding the economic policies of the new administration, the Federal Reserve Board may reassess whether and how quickly to raise interest rates in the future. If interest rates do increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the net asset value of the Fund’s Shares. Additionally, a rise or potential rise in interest rates may result in periods of increased volatility and could cause Fund investors to tender Fund Shares for redemption at its regularly scheduled redemption intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such redemptions. An increase in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.
Uncertainty in value of portfolio.   A substantial portion of the Fund’s investment portfolio may be recorded at fair value as determined in good faith by the Board of Trustees, or a committee thereof, and, as a result, there will be uncertainty as to the value of the portfolio investments.
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Board of Trustees, and a committee thereof. The Fund expects that a substantial portion of its investments will not trade on a national securities exchange or actively trade on a secondary market, but instead will trade on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund values these securities quarterly at fair value as determined in good faith by the Board of Trustees, and a committee thereof, based on the most recent market data available for the security.
To the extent that an investment is not traded, the Fund determines the fair value of the investment by analyzing various fundamental factors, including the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these infrequently traded securities existed.
Where a security is traded on a market, including the over-the-counter secondary market for institutional investors described above, the Fund typically values the security using only market data, even if the market data consists solely of bid and ask quotes rather than actual trades, and disregards fundamental factors that may suggest a different value. The Fund’s fair value determinations may cause the net asset value of the Fund on a given date to materially understate or overstate the value that may ultimately be realized upon the sale of one or more of the Fund’s investments. To the extent the Fund retains the services of an independent valuation firm, it will review and approve in advance the valuation methodology of such independent valuation firm and the Board will regularly review the historical accuracy of such independent valuation firm’s fair value methodologies.
Unrealized losses could mean future realized losses.   Any unrealized losses the Fund experiences on its portfolio may be an indication of future realized losses, which could reduce income available for distribution.
The Fund depends on the Adviser to achieve its investment objective.   The Fund is externally managed and depends upon the investment expertise, diligence, skill and network of business contacts of the Adviser. The Fund also depends, to a significant extent, on the Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The departure of a significant number of the Adviser’s key professionals could have a materially adverse effect on the Fund’s ability to achieve its investment objective.

Changes in laws or regulations may adversely affect the Fund’s business.   The Fund and its portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted, or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing the Fund’s operations could result in material differences to its strategies and plans as set forth in the Prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investment.
As a public company, the Fund is subject to regulations not applicable to private companies.   Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect the operations of the Fund.
The Fund is subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact the Fund’s financial performance and the Fund’s ability to make distributions. This process will also result in a diversion of management’s time and attention.
Potential Financial Reform Efforts are Uncertain.   The current presidential administration has suggested that certain financial services industry regulations may be the subject of amendment or repeal. Any such repeal or replacement of established regulatory regimes that are designed to provide full disclosure to investors could result in reduced material information to shareholders and potential shareholders. Additionally, it is uncertain what impact the volatile, unpredictable and unprecedented communication techniques employed by the current administration could have on the companies or the industries in which the Fund invests. The non-U.S. issuers in which the Fund may invest may be located in countries in which this administration seeks to re-negotiate trade agreements, impose sanctions or otherwise disrupt normal commerce. It is possible that any such actions could have a negative impact on the Fund’s investments.
The Fund may experience fluctuations in its quarterly results.   The Fund could experience fluctuations in its quarterly operating results due to a number of factors, including the ability or inability to make investments in companies that meet the investment criteria, the interest rate payable on the debt securities acquired, the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which market competition is encountered and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
The Fund may seek to hedge to reduce its risks.   The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Fund shareholders.
Risk Related to the Share Repurchase Program.   The Fund anticipates using cash on hand and liquidating portfolio securities to purchase Shares acquired pursuant to the Share Repurchase Program. There is a risk that the Fund’s need to sell securities to meet repurchase requests may affect the market for the portfolio securities being sold, which may, in turn, diminish the net asset value of Shares. As a result of liquidating portfolio securities, the Fund may realize capital gains or losses. In such event, some gains may be realized on securities held for less than one year, which may generate income taxable to shareholders

(when distributed to them by the Fund) at ordinary income rates. Moreover, if a significant number of Shares are repurchased on an annual basis, the Fund may be unable to maintain a viable asset base to continue operating efficiently given its limited ability to offer Shares. The Fund’s reduced net assets would also likely result in a higher expense ratio. From the time the Fund sends a repurchase offer notification to shareholders until the Repurchase Pricing Date, the Fund will be required to maintain liquid assets (as defined in Rule 23c-3) in an amount equal to at least 100% of the repurchase offer amount, and portfolio management techniques may be modified accordingly.
The Fund is Non-Diversified.   The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Shares.
Risks Related to the Adviser
Members of the Adviser’s management team may compete with the Fund.   The officers of the Adviser anticipate devoting a significant portion of their time to the affairs of the Adviser and performing services for other entities. The Adviser’s officers are involved in other ventures, some of which may compete with the Fund for investment opportunities and may be incentivized to offer investment opportunities to such other ventures rather than to the Fund which would make it more difficult to achieve the Fund’s investment objectives.
The Adviser may still receive incentive compensation even if the Fund incurs a net loss.   The Investment Advisory Agreement entitles the Adviser to receive an incentive fee based on the Fund’s net investment income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser an incentive fee for a calendar month even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that calendar month.
The incentive fee may induce the Adviser to make speculative investments.   The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments.
Shares of the Fund may be purchased by the Adviser or its affiliates.   The Adviser and its affiliates will not purchase or hold more than 5% of the Fund’s outstanding Shares. The Adviser and its affiliates will not acquire any Shares with the intention to resell or re-distribute such Shares. The Adviser or its affiliates may have an interest in disposing of the Fund’s assets at an earlier date so as to recover their investment in the Shares; and substantial purchases of shares by the Adviser or its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to or on the Fund’s behalf.
The Adviser relies on key personnel.   The Fund relies on the services of Gurpreet Chandhoke and Stephen Shea, as the principals of the Adviser. The loss of the services of either of these key personnel could have a material adverse impact on the Fund.
Compensation paid to the Adviser was determined without independent assessment.   The compensation the Fund pays to the Adviser was not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to the Fund than they might have been had they been entered into through arm’s-length transactions with an unaffiliated third party. The Investment Advisory Agreement was considered and approved by a majority of the Fund’s Trustees, including a majority of such Trustees that are not “interested persons” of the Fund or the Adviser.
Cybersecurity Concerns.   In the ordinary course of the Fund’s business, the Fund and the Adviser store sensitive data, including the Fund’s proprietary business information and that of the Fund’s portfolio companies, and personally identifiable information of the Fund’s trustees, officers and other employees, in the Fund and the Adviser’s data centers and networks. Despite the Fund’s security measures, its and the Adviser’s information technology and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise the Fund’s and the Adviser’s networks and the information stored there could be accessed, publicly disclosed, lost or stolen. Any such access, disclosure or other loss of information could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, and regulatory penalties, disrupt the Fund’s operations, and damage the Fund and the Adviser’s reputations, and cause a loss of confidence in the Fund and the Adviser’s products and services, which could adversely affect the Fund’s business.
Risks Related to the Fund’s Target Investments
The Fund could lose all or part of its investment.   The Fund intends to invest primarily in senior secured loans, second lien secured loans and subordinated debt of private companies. The Fund may also invest in equity securities or securities of companies located or which have substantial operations outside of the United States.
Senior secured loans and second lien secured loans.   There is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should it be forced to pursue various available remedies.
Subordinated debt.   Subordinated debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. Where interest payments are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund its shareholders to non-cash income.
Equity investments.   When the Fund invests in senior secured and second lien secured loans or subordinated debt, the Fund may also acquire warrants to purchase equity securities. The equity interests the Fund receives may not appreciate in values and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that are realized on the disposition of any equity interests may not be sufficient to offset any other losses that are experienced.
Non-U.S. securities.   The Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks such as possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.
In addition, the Fund invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. At the time of purchase, the Fund may invest up to 100% of its total net assets in securities that have characteristics that would require the Board or the Adviser acting on its behalf, no classify such securities as below investment grade or “junk.”
The Fund’s portfolio companies may incur debt that ranks equally with, or senior to, the Fund’s investments in such companies.   In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. Where debt ranks equally, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The Fund’s debt investments could be subordinated to other claims subject to lender liability claims.   If one of the Fund’s portfolio companies were to go bankrupt, a bankruptcy court might recharacterize such debt investment and subordinate all or a portion of the Fund’s claim to that of other creditors. The Fund may also be subject to lender liability claims for actions taken by the Fund with respect to a borrower’s business or in instances where the Fund exercises control over the borrower or render significant managerial assistance.
Second priority liens may be subject to control by senior creditors.   If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and the Fund.
The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.
The Fund’s rights may be limited due to one or more intercreditor agreements that it enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.
Original issue discount risks.   Original issue discount instruments (“OIDIs”) may have unreliable valuations because the accruals require judgments about collectability. OIDIs may also create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower. Original issue discount creates risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
To the extent the Fund invests in OIDIs, including payment-in-kind (“PIK”), zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash, including the following:
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The interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan;

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The interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments;

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PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral;

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An election to defer PIK interest payments by adding them to principal increases the Fund’s gross assets and, thus, increases future base management fees to the Advisor and, because interest payments will then be payable on a larger principal amount, the PIK election also increases the Advisor’s future income incentive fees at a compounding rate;

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Market prices of OIDIs are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash;

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The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

•
Original issue discount creates the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized;

•
The Fund will be required under the tax laws to make distributions of OIDI income to shareholders without receiving any cash. Such required cash distributions may have to be paid from offering proceeds or the sale of fund assets without investors being given any notice of this fact; and

•
The required recognition of OIDI, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Fund’s taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate level taxation.

The Fund does not expect to control its portfolio companies.   A portfolio company in which the Fund invests may make business decisions with which the Fund disagrees, and the management of such company may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors. A portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings.
Interest rate risk.   The Fund expects its portfolio to be predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities, but the Fund may also purchase senior secured corporate debt securities which may have variable interest rates. General interest rate fluctuations may have a substantial negative impact on the investments and investment opportunities and, therefore may have a material adverse effect on the Fund’s investment objectives and rate of return on invested capital.
Economic recessions could impair the portfolio companies.   Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, non-performing assets are likely to increase, and the value of the Fund’s portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund’s first lien or second lien secured loans. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund on terms deemed acceptable. These events could prevent the Fund from increasing investments and harm operating results.
A covenant breach by portfolio companies may harm operating results.   A breach could lead to defaults and termination of its loans and foreclosure on its secured assets. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Certain macro-economic events may adversely affect the value of Fund bond position.
•
Recession.   If the U.S. economy slides back into a recession it may cause a correction in bond prices driving them lower and increasing the cost of borrowing for companies.

•
Correction in U.S. Treasuries or Broader Bond Markets.   U.S. Treasuries and corporate bonds have seen a continued dramatic increase in prices over the past several quarters, driving down yields. A correction or trade out of these fixed income securities could correct bond prices across the board, from Treasuries to corporate debt. Some of the largest money managers are weary of lessening bargains in the corporate bond sector. Corporate bond funds are holding their highest levels of cash at the end of March in two years, this paired with low April trading volumes and new issues could be a sign a correction is due. It is expected that overall fixed-income trading volume for big banks could drop roughly 5% in the second quarter of 2017. After having surpassed expectations, a flattening yield curve may lead towards more uncertainties in the markets.

•
Increase in Corporate Default Rates.   Corporate debt default rates and bankruptcy rates have remained relatively flat and remain at extremely low levels (less than 2%). Any significant increase in default rates would depress bond prices as corporate borrowing costs increase.

•
Inflation.   Core inflation in the United States continues to decrease since February and has settled at 1.9% for the month of May, a 6-month low, caused mainly by decreasing energy, particularly gasoline, and consumer goods prices in April. The Fed believes inflation will firm and has set 2.1% as the target rate for July. This decrease and leveling-off has helped stabilize returns on debt securities.

•
Monetary Tightening and Rising Interest Rates.   The U.S. Federal Reserve has recently halted the quantitative easing program, after injection of  $4.5 trillion over the last five years. The program was introduced to steer the world’s largest economy through the financial crisis. It aided in keeping interest rates near an all-time low in the U.S. The long term unintended consequences remain concerning, including excessive risk-taking.

•
Devaluation of the U.S. Dollar.   A significant devaluation of the U.S. dollar could lead to lower bond prices as real returns are diminished due to a devalued currency.

Volatility during 2015 and 2016.   Volatility in 2015 was mainly driven by China’s devaluation of the yuan paired with overall slowing global manufacturing growth as well as shifting prospects for policy changes in the U.S. The second half of 2015 saw more volatility than the first, with the major spike in August as the Chinese stock market dove as well as the emerging market outflows, particularly in Brazil. However, October saw recovery as markets began to stabilize, despite monetary policy divergence, minimizing volatility. Commodity price losses also contributed to the years’ volatility with WTI Crude down nearly 40% for the year of 2015. After opening 2016 with concerns over a potential stock market crash, markets began to rebound and remained relatively flat leading up to Britain voting to leave the European Union. The subsequent market dip from the exit would be followed by a rebound that saw a steady gain through Election Day, and after a brief panic markets realized gains of 5% following President Trump’s election until the end of the year. There still exists a great deal of uncertainty surrounding event-driven volatility and shifting domestic and foreign issues. While market volatility is commonplace whenever a new administration takes office, the degree of uncertainty remained higher than usual for 2016.
Revenue from investments is not guaranteed.   The Fund generates investment income in the form of interest and fees earned on senior secured loans, senior secured notes, subordinated debt, senior unsecured debt and collateralized securities in the Fund’s portfolio. The level of income the Fund receives is directly related to the balance of collectible income producing investments multiplied by the weighted average yield of Fund investments. There is no guarantee that the companies in which the Fund invests will pay the coupon interest when due.
Interest rate risk.   An increase in interest rates would make it more expensive to use debt for Fund financing needs, if any.
Non-U.S. Securities Risk.   The Fund may make loans to or invest in the securities of issuers that are located or have substantial operations outside the United States. Such non-U.S. issuers may be subject to adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might affect or restrict the payment of principal and interest.
Currency and Exchange Rate Risks.   The income received by foreign investments of the Fund is likely to be denominated in currencies other than U.S. dollars. Therefore, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, and gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund. In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another.
Market Disruption and Geopolitical Risk.   The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Additional Risk.   The Fund may be adversely affected if it cannot raise additional capital and cover its fixed costs.

Risks Relating to Debt Financing
The risk of loss of an investment is magnified if the Fund borrows funds.   Borrowing money may magnify the potential for gain or loss on invested equity capital. The Fund may borrow from banks and other lenders, and may issue debt securities or enter into other types of borrowing arrangements in the future. The loan agreements may contain financial and operating covenants that could restrict the business activities of the Fund. Breach of any of those covenants could cause a default under those instruments. If the value of Fund assets increase, then leveraging would cause the net asset value attributable to Fund Shares to increase more sharply than it would have had the Fund not leveraged and vice versa. Any increase in income in excess of interest payable on the borrowed funds would cause Fund net investment income to increase more than it would without the leverage, while any decrease in the Fund’s income would cause net investment income to decline more sharply than it would have had the Fund not borrowed. Such a decline could negatively affect the Fund’s ability to make distributions to shareholders.
The Fund invests a portion of its assets in privately held companies.   Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:
•
have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds;

•
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund; and

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•
tend to be less liquid.

Risks Related to the Fund’s Continuous Offering and Shares
Inability to raise substantial funds.   The Fund’s continuous offering is being made on a best efforts basis. To the extent that less than the maximum number of Shares is sold, the opportunity for diversification of Fund investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating expenses among a smaller capital base.
Investors will not know the purchase price per share at the time they submit their subscription agreements.   The purchase price of Shares will be determined at each monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value per Share. In the event of a decrease to net asset value per Share, investors could pay a premium of more than 5.0% if the Board of Trustees does not decrease the offering price.
Risk of not raising substantial funds.   The continuous offering of Fund Shares is being made on a best efforts basis, whereby Triton Pacific Securities, LLC and any Selling Agents are only required to use their best efforts to sell Shares and have no firm commitment or obligation to purchase any Fund Shares. If the Fund is unable to increase its net assets to a level sufficient to make distributions from investment income, the Fund may reduce the distribution rate. If the Fund does not increase its net assets sufficiently, and does not decrease the distribution rate, a substantial part of such distributions will continue to constitute a return of capital (net of sales load and fund expenses), which will decrease the net asset value per Share.
Shares will not be listed on an exchange.   The Shares offered are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future.

Our success is dependent, in part, on Triton Pacific Securities, LLC.   The success of the public offering of Shares, and correspondingly ability to implement the Fund’s business strategy, is dependent upon the ability of to establish and maintain a network of licensed securities broker-dealers and other agents to sell Shares. If Triton Pacific Securities, LLC fails to perform, the Fund may not be able to raise adequate proceeds to implement the investment strategy. If the Fund is unsuccessful in implementing its investment strategy, shareholders could lose all or a part of their investment.
The timing of Fund repurchases may be disadvantageous to shareholders.   When the Fund makes annual repurchase offers, the repurchase price could be lower than the price that investors paid for such Shares. In addition, the investor will be required to provide notice of intent to participate prior to knowing what the net asset value per Share will be on the Repurchase Request Deadline.
Investing in Fund Shares involves a high degree of risk.   The Fund’s investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in the Fund may not be suitable for someone with lower risk tolerance.
The net asset value of Fund Shares may fluctuate significantly.   The net asset value of Fund Shares may be significantly affected by numerous factors, some of which are beyond the control of the Fund and the Adviser and may not be directly related to Fund operating performance. These factors include:
•
changes in regulatory policies or tax guidelines, particularly with respect to RICs;

•
loss of RIC status;

•
changes in earnings or variations in operating results;

•
changes in the value of Fund portfolio investments;

•
changes in accounting guidelines governing valuation of Fund investments;

•
any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•
departure of the Adviser or certain of its respective key personnel;

•
general economic trends and other external factors; and

•
loss of a major funding source.

Risks Related to Taxation
The Fund will be subject to corporate-level income tax if it is unable to qualify as a RIC.   To maintain RIC tax treatment under the Code, the Fund must meet minimum annual distribution, income source and asset diversification requirements.
Because the Fund may use debt financing, it is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirements. If the Fund is unable to obtain cash from other sources, the Fund could fail to qualify for RIC tax treatment or could be required to retain a portion of income or gains, and thus become subject to corporate-level income tax.
At least 50% of the value of Fund assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of Fund assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in being required to dispose of certain investments quickly in order to prevent the loss of RIC status. Because a portion of Fund investments are expected to be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce net assets, the amount of income available for distribution, and the amount of distributions.
If the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, shareholders will be taxed as though they received a distribution of some of the Fund’s expenses.   A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If the Fund is not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of the Fund’s affected expenses, including the management fees, will be treated as an additional distribution to the s shareholders and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes.
Investors may have current tax liability on distributions elected to reinvest.   If a shareholder participates in the Fund’s distribution reinvestment plan, such shareholder will be taxed on the amount reinvested in Shares to the extent the amount reinvested was not a tax-free return of capital. As a result, unless a shareholder is a tax-exempt entity, such shareholder may need to use funds from other sources to pay the tax liability on the value of Shares received from the distribution.
The Fund may have difficulty paying the required distributions.   For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also be required to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” In certain circumstances this could require the Fund to recognize income where it does not receive a corresponding payment in cash.
Because any original issue discount or other amounts accrued will be included in Fund investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to shareholders in order to satisfy the annual distribution requirement, even if the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. The Fund may need to sell certain investments at times and/or at prices that would not be consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Limits of Risk Disclosure
The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND
Board of Trustees
The Fund has a Board of Trustees consisting of four individuals. The Board of the Trustees has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. 75% of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Fund’s Agreement and Declaration of Trust. For further information on the Board of Trustees, please see “Management of the Fund — Board of Trustees” in the SAI.
Adviser
VII Peaks Capital, LLC (the “Adviser”), a California limited liability company formed on June 15, 2010, which maintains its principal offices at 4 Orinda Way, Suite 125-A, Orinda, CA 94563, acts as the investment adviser to the Fund pursuant to the Investment Advisory Agreement. The Adviser is an investment adviser registered with the SEC. In addition to providing investment advisory services to the Fund, the Adviser currently provides discretionary advisory services to private investment funds and may provide such services to separately managed accounts and private and/or registered investment funds in the future. Also, the Adviser significantly controls a non-investment business that could potentially cause a conflict with the Advisers time. The Adviser previously managed the BDC Fund, the predecessor to the Fund, which had similar investment objectives, strategies, limitations, and risks.
The Adviser is majority-owned and ultimately controlled by Gurpreet Chandhoke and Stephen Shea. The Board has engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement was considered and approved by a majority of the Fund’s Trustees, including a majority of such Trustees that are not “interested persons” of the Fund or the Adviser. The basis on which the Board approved the Investment Advisory Agreement will be made available to shareholders in the annual statement to shareholders. The Adviser’s responsibilities include investment and reinvestment of the assets of the Fund, furnishing an investment program with respect to the Fund, determining which investments should be bought and sold and executing investment transactions. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Board and providing other support services. The Adviser will perform its duties subject to any policies established by the Board.
Management Fee
The Fund will pay the Adviser a monthly Management Fee. The Management Fee, paid monthly in arrears, is equal to (i) 0.167% (2.00% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are below $100 million (on the last Business Day of such calendar month), (ii) 0.146% (1.75% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $100 million or above, but less than $250 million (on the last Business Day of such calendar month) and (iii) 0.125% (1.50% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $250 million or above (on the last Business Day of such calendar month). The Management Fee is an expense paid out of the Fund’s assets.
The Adviser may waive some or all of its Management Fee to limit the total operating expenses of the Fund to a specified level. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Fund shall not accrue and will not reimburse the Adviser for any such waivers. The Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the “Summary of Fund Expenses.”

Subordinated Incentive Fee on Net Investment Income
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee equal to 20% of the pre-incentive fee net investment income subject to a quarterly return to investors, expressed as a rate of return on the Fund’s average adjusted capital for the subject quarter, of 0.5% (2.0% annualized) (“Incentive Fee”). The Incentive Fee is an expense paid out of the Fund’s net assets. The Incentive Fee will be calculated and payable quarterly in arrears based upon the “pre-incentive fee net investment income” for the immediately preceding quarter. The “pre-incentive fee net investment income” consists of the net investment income without including the Incentive Fee, and does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation during the quarter. Once the pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Adviser will be entitled to receive 20.0% of the pre-incentive fee net investment income to the extent it exceeds the hurdle rate. The “adjusted capital” is defined as (a) cumulative proceeds generated from sales of the Fund’s common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to stockholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Share Repurchase Program.
Key Personnel of the Adviser
The day-to-day portfolio management of the Fund is the responsibility of the Adviser. The principals of the Adviser are Gurpreet Chandhoke and Stephen Shea. Milton Balbuena serves as the Co-Chief Investment Officer of the Adviser. The Adviser is subject to oversight by the Board of Trustees. The Adviser continuously monitors not only the current positions in the portfolio, but also evaluates potential new portfolio targets. The Adviser also tends to the day-to-day operations of the Fund such as overseeing the monthly accounting closings, disbursements from the Fund, investor distributions and new business generation.
Gurpreet Chandhoke
Mr. Chandhoke has been a Managing Partner and Chief Investment Officer of the Adviser since its inception in April 2009. At VII Peaks, Mr. Chandhoke has more than 8 years of professional investment management experience. Between late 2015 and early 2016, Mr. Chandhoke served on the Special Committee to restructure and bring Relativity Media LLC out of bankruptcy. In late 2016, Mr. Chandhoke also recently served on the unsecured creditors committee of UCI Inc. to successfully bring UCI out of bankruptcy. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director. Prior to starting VII Peaks, Mr. Chandhoke had more than six years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the Internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.
Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master’s Degree of Science in Electrical Engineering and a Master’s Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.
Stephen Shea
Mr. Shea has been a Managing Partner of the Adviser since August 2009. Prior to joining VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers, integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.
Mr. Shea holds a BS in Business and Finance from St. Mary’s College in California.
Milton Balbuena
Mr. Balbuena has been the Co-Chief Investment Officer of VII Peaks Capital since May of 2018. Since April 2014, Mr. Balbuena has served as a Managing Member, Chief Compliance Officer, and Investment Advisor Representative of Blue Hall Capital LLC (“Blue Hall Capital”). Blue Hall Capital provides investment management primarily to individuals. Prior to joining Blue Hall, Mr. Balbuena was Chief Investment Officer of Wanger OmniWealth from October 2011 to March 2013. He also served on the Board of Directors of Tinga Technologies, a cloud-based marketplace that gives investors to applications, information and reports. Mr. Balbuena served as the Chief Investment Officer of Cantango Capital Advisors, Inc., the wealth management business of Zions Bank Corp., from July 2004 to August 2011 and the Vice President of Prime Capital from April 2002 to July 2004.
Mr. Balbuena holds a BA from Rensselaer Polytechnic Institute and a Master of Business Administration from the University of California, Berkley.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
OTHER SERVICE PROVIDERS
Administrator
The Adviser also serves as administrator pursuant to an Administration Agreement with the Fund. Pursuant to the Administration Agreement, the Adviser furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides the Fund with a Chief Financial Officer, as well as investor relations and compliance supervisory services. The Adviser in its capacity as administrator also performs, or oversees the performance of, certain required administrative services, which include, among other things, preparation of certain financial records, preparing reports to shareholders, and assisting in the calculation of the Fund’s net asset value. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff. The Administration Agreement may be terminated by either the Adviser or the Fund without penalty upon 60 days’ written notice to the other party.
Our Board of Trustees, including a majority of independent Trustees, will annually review the compensation we pay to Adviser to determine that the provisions of the Administrative Agreement are carried out satisfactorily and to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided. Our Board of Trustees reviews the methodology employed in determining how the expenses are allocated to us and any proposed allocation of administrative expenses among us and any affiliates of the Adviser. Our Board of Trustees then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of the administrative services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board of Trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Trustees compares the total amount paid to the Adviser for such services as a percentage of our net assets to the same ratio as reported by other comparable funds.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the services to the Fund under the Administration Agreement.
Sub-Administrator & Fund Accounting Agent
The Adviser and the Fund have entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), pursuant to which U.S. Bancorp performs certain administrative tasks for which the Adviser is primarily responsible under the Administration Agreement. Under the Sub-Administration Agreement, U.S. Bancorp acts as liaison with the other service providers to the Fund, provides communications and information to the Fund’s Board of Trustees, pays Fund expenses upon written authorization, monitors payments under the shareholder servicing plan, monitors diversification and leverage restrictions under the Code and the 1940 Act and provides other compliance and financial reporting functions.
U.S. Bancorp also serves as the fund accounting agent on behalf of the Fund pursuant to the Sub-Administration Agreement. U.S. Bancorp provides portfolio pricing services, identifies interest and dividend accrual balances, and determines gain and loss on the sales of securities, maintains expense accrual balances and reports on expense accrual and payment, accounts for share repurchases and dividend reinvestment, and determines the net asset value of the Fund and prices per Share, among other things. U.Bancorp Fund Services, LLC’s principal business address is 777 East Wisconsin Avenue, Milwaukee, WI 53202. For providing such services in the Sub-Administration Agreement, U.S. Bancorp is paid an annual fee of 0.075% (0.01875% per quarter) of the average daily assets of the Fund, charged quarterly
Custodian
U.S. Bank National Association serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, sub-custodian in a securities depository, clearing agency or omnibus customer account. U.S. Bank National Association’s principal business address is One Federal Street, 3rd Floor, Boston, MA 02110. For providing such services, U.S. Bank is paid an annual fee of 0.022% (0.0055% per quarter) of the average daily assets of the Fund, charged quarterly
Transfer Agent
Phoenix American Financial Services, Inc. serves as the transfer agent and dividend paying agent for the Fund. Phoenix American Financial Services, Inc.’s principal business address is 2401 Kerner Blvd., San Rafael, CA 94901.
Independent Registered Public Accounting Firm
The BDC Fund’s independent registered public accounting firm is OUM & Co. LLP. It is anticipated the firm will conduct an annual audit of the Fund’s financial statements. OUM & Co. LLP’s principal business address is 601 California St., Suite 1800, San Francisco, CA 94108. The firm also prepares the BDC Fund’s tax returns.
Legal Counsel
Winston & Strawn LLP, acts as legal counsel to the Fund. Its principal business address is 101 California Street, San Francisco, CA 94111.

CONFLICTS OF INTEREST
Conflicts of interest between the Fund and the various roles, activities and duties of the Adviser and its affiliates may occur from time to time. The Adviser, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Fund. As a result, conflicts of interest between the Fund and the other activities of the Adviser and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or its affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between the Fund, on the one hand, and the Adviser, including members of its management team, on the other, regarding the allocation of resources to the management of the Fund’s day-to-day activities.
Further, the officers of the Adviser are involved in other ventures, some of which may compete with the Fund for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to the Fund which would make it more difficult to achieve the Fund’s investment objectives.
In addition, the officers of the Distributor may also be involved in other ventures, some of which may compete with the Fund for investment opportunities.
To the extent that the Fund competes with entities managed by the Adviser for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that the Fund may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds.
The compensation the Fund pays to the Adviser was not entered into on an arm’s-length basis with unaffiliated third parties. As a result, the form and amount of such compensation may be less favorable to the Fund than they might have been had they been entered into through arm’s-length transactions with unaffiliated parties See “Management of the Fund — Adviser.”
None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or their affiliates, is the result of arm’s-length negotiations. As a result, the form and amount of such agreements may be less favorable to the Fund than if these arrangements had been negotiated on an arm’s-length basis between unaffiliated parties. The Investment Advisory Agreement was considered and approved by a majority of the Fund’s Trustees, including a majority of such Trustees that are not “interested persons’ of the Fund or the Adviser. The Board of Trustees reviewed and approved all material Fund agreements at the organizational meeting of the Fund on February 27, 2017. See “Management of the Fund.”
FUND EXPENSES
Generally
The Fund bears all expenses incurred in its investment or business operations and its investment transactions other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement, including, but not limited to, the compensation and routine overhead expenses of personnel of the Adviser who provide investment management services. Expenses borne by the Fund (and thus indirectly by its investors) include, but are not limited to, the following:
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all expenses related to its investment program, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;
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all expenses relating to the Fund’s relationships with private companies, including legal and due diligence expenses, and travel expenses;

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attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement;

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fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

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fees paid and out-of-pocket expenses reimbursed to the Administrator, Sub-Administrator and Fund Accounting Agent;

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recordkeeping, custody and transfer fees and expenses;

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fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

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the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

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the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to shareholders;

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all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

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all costs and expenses related to the day-to-day administration of the Fund, whether incurred by the Fund or the Adviser, including, without limitation the actual cost of the persons performing the functions of chief financial officer and chief compliance officer and other personnel engaged to provide such Administrative Services (including, without limitation, direct compensation costs including salaries, bonuses, benefits and other direct costs associated therewith) and related overhead costs allocated by the Adviser to the Fund in a reasonable manner, without markup;

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the cost of due diligence events organized to inform and provide updates on performance of the fund and ongoing portfolio strategy updates to existing shareholders and representatives of existing shareholders; and

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any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.
The Fund will pay $949,635 due to the Adviser from prior costs it bore while advising the BDC Fund. The Adviser has agreed to limit the reimbursement at a rate of 1.5% of the gross proceeds from the sale of the Fund’s Shares, payable quarterly. Because the amount of future sales of the Shares cannot be predicted, this expense is not reflected in the expense table and the Example above. However, this expense will increase the Total Annual Fund Expenses as well as the expenses shown in the Example above.
The Fund’s offering costs and expenses will be capitalized and amortized over a 12-month period. After Conversion, the Fund bears all offering expenses as they are incurred. Offering costs incurred by the Fund are accrued against the income of the Fund and will reduce the amount of cash available for distribution to Shareholders. Offering costs cannot be deducted by the Fund or the shareholders.

CALCULATION OF NET ASSET VALUE
The net asset value (or NAV) of Shares is determined monthly, as of the last day of the month. Each Share will be offered at net asset value plus the applicable sales load. During the continuous offering, the price of the Shares will increase or decrease on a monthly basis according to the net asset value of the Shares.
The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:
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The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

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Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

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Listed options, or over-the-counter options for which representative brokers quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

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The Fund’s non-marketable investments for which market quotations are not readily will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of the Board or a committee thereof. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board or a committee thereof. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Swaps and other derivatives would generally fall under this category. When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

SHARE REPURCHASE PROGRAM
Once each year on or about September 1st (the “Repurchase Request Deadline”), the Fund will offer to repurchase at NAV 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed (as discussed below). The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
Shareholders will be notified in writing about each annual repurchase offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
The first Repurchase Request Deadline is expected to occur on or about September 1, 2018.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be 5% of the total number of shares outstanding on the Repurchase Request Deadline.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
Notice to Shareholders
Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Funds shall send to each shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”), which will be no more than seven days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record or credited directly to a predetermined bank account on the Repurchase Payment Deadline. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Board may, but is not required to, authorize the Fund to repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
Repurchase Price
The repurchase price of the Shares will be the NAV of the Shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Shareholders may call (855) 889-1778 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the investment securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. Repurchase of the Fund’s Shares will tend to reduce the number of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold, and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s annual repurchase offers are a shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a shareholder’s descendants to redeem Shares in the event of such shareholder’s death pursuant to certain conditions and restrictions , or if a shareholder experiences extenuating medical issues. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its shares to exist in the future.
PLAN OF DISTRIBUTION
General
Triton Pacific Securities, LLC, serves as the Fund’s distributor of the Shares on a reasonable efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act until the earlier of the date the Fund has sold 100,000,000 shares or seven years from the date the registration statement, of which this Prospectus is a part, which may be extended by the Board. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the Shares. The Shares will not be listed on any national securities exchange and the Distributor will not act as a market marker in Shares.
A sales load, which includes selling commissions of 6% of the gross proceeds from sales made by selected dealers, which includes 2% for dealer manager fees, will be paid or charged on sales of Shares. The sales load will be deducted from the proceeds paid to the Fund.
Shares distributed to former shareholders of the BDC Fund were not subject to any additional front end sales load, as such shareholders previously paid a sales charge when they purchased BDC Fund shares. All Shares sold after the effective date of this registration statement, excluding Shares distributed in connection with the Conversion from the BDC Fund, will be sold pursuant to the sales load described herein.
The Fund (and, indirectly, the shareholders) will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Shares to shareholder servicing agents, such as the Distributor, selected broker-dealers and/or other financial industry professionals. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. All Shares, whether acquired as part of the Conversion from the BDC Fund or after the Conversion, are subject to the same shareholder servicing fee.
The Fund has agreed to indemnify the Distributor or its designee, their respective affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.
Additional Broker Dealer Compensation
The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). There is no limit on the amount of Additional Compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a brokers or dealers registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the brokers or dealers registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation. Payments of Additional Compensation may be fixed dollar amounts or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of Additional Compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser. Additionally, the Fund, the Adviser and/or their respective affiliates, may pay a shareholder servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.
Additional Sales
As a continuously offered closed-end fund, it is anticipated that the Fund will offer additional Shares subject to future registration statements. In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.
HOW TO PURCHASE SHARES
Investors may only buy and redeem Shares of the Fund through a registered investment adviser or registered representative of a broker-dealer authorized to buy and sell Shares of the Fund. If an investment adviser or registered representative recommends the Fund shares to their client, they would first assist the client in completing the subscription document, then forward the subscription document to their compliance group. Next, the investment adviser or registered representative would forward the subscription documents and their clients investment directly to Phoenix American, the transfer agent for the Fund. Clients Funds are placed in an escrow account at Phoenix until the monthly closing. At closing, the investors are then admitted to the Fund and their investment is sent to the Fund, and the sales charges are distributed appropriately managing broker-dealer.
By Mail
To make an initial purchase by mail, the registered investment adviser or registered representative would forward the completed subscription document for their client and, together with a check made payable to VII Peaks Co-Optivist Income Fund, send to the Funds’ transfer agent at:
Investor Services
VII Peaks Co-Optivist Income Fund
2401 Kerner Blvd.
San Rafael, CA 94901
Telephone: (855) 889-1778
All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $500. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire Initial Investment
To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. The registered investment adviser or registered representative would mail or overnight deliver the subscription agreement to the transfer agent. Upon receipt of the completed subscription application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If an investor wishes to wire money to make an investment in the Fund, please call the Fund at (855) 889-1778 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.
By Wire Subsequent Investments
Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan Subsequent Investments
An investor may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from such investor’s bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. An investor may elect to make subsequent investments by transfers of a minimum of  $50 on specified days of each month into such investor’s established Fund account. Please contact the Fund at (855) 889-1778 for more information about the Fund’s Automatic Investment Plan.
By Telephone
Investors may purchase additional shares of the Fund by calling (855) 889-1778. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from such investor’s bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, investors may encounter higher than usual call waits. Please allow sufficient time to place any telephone transaction.
Anti-Money Laundering
In compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the transfer agent at (855) 889-1778 for additional assistance when completing an application. If the transfer agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN
Generally
The Fund expects to declare and pay all or substantially all of its net taxable investment income as dividends. The Fund’s board of trustees (“Board” or “Board of Trustees”) intends to authorize, declare and pay distributions monthly. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level. The Board expects that the distribution may include a return of capital (net of sales load and fund expenses) of a shareholder’s invested amount. The portion of the distributions classified as return of capital is not profit and is not taxable income; however, such return of capital is a return of a shareholder’s investment in the Fund reduced by the Fund’s sales load and expenses and will reduce the cost basis in a shareholder’s investment and potentially increase the taxable gain upon a redemption of Shares.
If dividends are declared monthly, they will be payable to shareholders of record as of the close of business on the last day of the month. Payment of the dividend will be approximately 25 days after the record date.
It is generally anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually, and such distributions would be taxed as ordinary income dividends to shareholders that are subject to tax.
It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. The net asset value of each Share owned will be reduced by the amount of the distributions or dividends received from that Share.
Automatic Dividend Reinvestment Plan
Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all dividends automatically reinvested in additional Shares unless such shareholder specifically elects to receive all dividends in cash. A shareholder is free to change this election on a monthly basis by contacting the transfer agent at (855) 889-1778 (or, alternatively, by contacting the Financial Intermediary that sold such shareholder his, her or its Shares, who will inform the Fund). If, however, a shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period. A shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such shareholder’s behalf. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.
The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the DRIP.
Shares will be issued pursuant to the DRIP at their NAV as of the record date for the dividend (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load for reinvestment, but the reinvestment will be subject to the shareholder servicing fee. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

DESCRIPTION OF SHARES
The Fund is a statutory trust formed pursuant to the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. The Board is authorized to increase or decrease the number of Shares it authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.
All Shares are equal as to dividends, assets and voting privileges and have no Conversion, preemptive or other subscription rights. Shareholders are not liable for further calls or assessments. The Fund will send periodic reports (including its financial statements) to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made to an account held through a broker, dealer or other Financial Intermediary that has not entered into an agreement for the provision of shareholder services to the Fund. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current NAV. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. Shares are not transferable and liquidity will be provided principally through limited Repurchase Offers. See “Risk Factors.”
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.
TAXES
The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, shareholders who are not United States persons (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.
The discussion of tax considerations in this Prospectus is qualified by the discussion of tax considerations contained in the SAI.
Taxation of the Fund: In General
The Fund intends to qualify each year for taxation as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. To qualify, the Fund must meet certain income, asset diversification and distribution requirements. As a RIC, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. If the Fund failed to qualify as a RIC, it would pay a federal income tax at the Fund level, which would reduce the income available for distribution to shareholders.

If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.
The Fund is required to use the accrual method of accounting and expects to use the year ending December 31 as its tax year for income tax purposes.
Distributions by Fund
For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long shares are owned. Distributions of net capital gains (that is, the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are generally taxable as long-term capital gains. Distribution of short-term capital gains are taxable as ordinary income. The Fund does not expect any of its distributions to be treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders. The Fund expects that some portion of its capital losses will qualify for ordinary loss treatment as a bad debt deduction, in which event the ordinary losses will reduce the amount of net investment income that is reported to shareholders.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.
Distributions are taxable to shareholders even if they are paid from income or gains earned before a shareholder’s investment (and thus were included in the price paid for such shares). In general, shareholders will be taxed on the distributions received from the Fund, whether received as additional Shares or in cash.
The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Depending on the composition of its investments, the Fund may be able to pass through to shareholders a deduction or credit for such foreign taxes, as further described in the SAI. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount or character of the Fund’s distributions.
By February 15 of each year, the Fund will send to shareholders a statement showing the tax status of dividends and distributions for the prior year paid to each such shareholder.
Sale or Exchange of Shares
The repurchase (or other sale or exchange) of Fund Shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the shareholder with respect to the Shares.
A repurchase by the Fund of its Shares from a shareholder (see “Share Repurchase Program” above) generally is expected to be treated as a sale of the Shares by the shareholder. If, however, the shareholder continues to own Shares of the Fund after the repurchase (including Shares owned by attribution), and if the repurchase does not otherwise qualify as a redemption under the Code, some or all of the amounts received by such shareholder in the repurchase may be recharacterized as a distribution either of net investment income or capital gains. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. Although the Fund will use its best judgment in reporting repurchases as sales or deemed distributions, the Internal Revenue Service may disagree with the Fund’s reporting.

Medicare Tax
Fund distributions and gains on the sale of Fund Shares will generally be included in the computation of net investment income for purposes of the 3.8% Medicare contribution tax, which applies to individuals with income exceeding specified thresholds and to certain estates and trusts.
Tax Withholding and Reporting
After the end of each calendar year, the Fund will send to each shareholder a statement showing the tax status of distributions for the year for each such shareholder.
For shareholders that are non-U.S. persons, distributions from the Fund, including deemed distributions that may result from a Share repurchase, as described above, will generally be subject to withholding of U.S. federal income tax at the rate of 30%, or any lower rate provided by an applicable tax treaty. The 30% withholding tax generally will not apply to distributions of net capital gains or to the proceeds of Share sales or repurchases that are not recharacterized as dividends.
The Fund may be required in certain circumstances to apply backup withholding to dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described in the preceding paragraph.
FATCA
Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), withholding will be imposed on all ordinary Fund dividends paid on or after July 1, 2014 and on capital gain distributions, redemptions and proceeds from sales of Fund shares paid on or after January 1, 2017 payable to certain shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information with respect to its U.S. account holders (which, in the case of an entity shareholder, will include its direct and indirect U.S. owners), and an NFFE generally must identify itself and, in certain circumstances, provide information regarding its substantial U.S. owners, if any. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Tax Deferred Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.
Tax Basis Information
The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.
State and Local Taxes
In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Additionally, shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.
Other Taxes
The foregoing is a summary of some of the tax rules and considerations affecting shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to shareholders. It is the responsibility of each shareholder to file all appropriate tax returns that may be required. Each prospective shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.
In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.
OUTSTANDING SECURITIES
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	10,000,000	—	—
ADDITIONAL INFORMATION ABOUT THE FUND
Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of shareholders. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.
There are no cumulative voting rights. Shares do not have pre-emptive or Conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.
Under the Fund’s Agreement and Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which a

Fund Covered Person shall not have acted in good faith in the reasonable belief that such action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Fund Covered Person shall have had reasonable cause to believe that the conduct was unlawful, and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its shareholders to which such Fund Covered Person would otherwise be subject by reason of  (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.
INQUIRIES
Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:
Investor Services
VII Peaks Co-Optivist Income Fund
2401 Kerner Blvd.
San Rafael, CA 94901
Telephone: (855) 889-1778

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED
VII PEAKS CO-OPTIVIST INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
4 Orinda Way, Suite 125-A
Orinda, CA 94563
(855) 889-1778
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of VII Peaks Co-Optivist Income Fund (the “Fund”) dated June 4, 2018. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

GENERAL INFORMATION AND HISTORY
The Fund, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on January 25, 2017. The Fund’s principal office is located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563, and its telephone number is (855) 889-1778. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees (the “Board” or the “Board of Trustees”).
The Fund is the successor fund to the VII Peaks Co-Optivist Income BDC II, Inc. (the “BDC Fund”). The BDC Fund was formed as a Maryland corporation on August 3, 2011 and commenced operations on July 10, 2012. The BDC Fund was an unlisted, closed-end investment company that elected to operate and be treated as a “business development company” pursuant to certain provisions of the 1940 Act. On December 28, 2016, at a meeting of the shareholders called for the purpose of considering and approving certain fundamental changes to the BDC Fund, the shareholders of the BDC Fund approved certain proposals which, when taken cumulatively, have the effect of converting the BDC Fund to a closed-end investment company that has elected to operate as an interval fund as further discussed below. Pursuant to the Conversion of the BDC Fund into the Fund, which occurred on or about the effective date of the registration statement of the Fund, the BDC Fund exchanged all of its assets and liabilities for shares of the Fund (“Shares”) and distributed such Shares to the BDC Fund shareholders in exchange for shares of the BDC held by the BDC Fund shareholders. The BDC Fund then ceased operations and the Fund succeeded to the business of the BDC Fund as described herein. As of September 30, 2017, the BDC Fund had total net assets of approximately $45 million, with 6,443,209 Shares outstanding and 1,530 shareholders.
INVESTMENT OBJECTIVE, STRATEGIES AND TECHNIQUES
Overview
The Fund’s investment objectives are to generate current income and capital appreciation. The Fund intends to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to Fund shareholders, and (iii) preserving the capital investments of Fund shareholders. An investment in the Fund may be appropriate for long-term investors that are seeking to add current income producing exposure to their overall investment portfolio. There can be no assurance that any of these objectives will be achieved.
The Fund invests primarily in corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. The Fund also makes opportunistic preferred equity investments in private companies. At the same time, the Adviser on behalf of the Fund actively works with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. The Fund employs a proprietary “Co-Optivist™” approach (“cooperative activism”, Co-Optivist™ is a registered trademark of VII Peaks Capital, LLC, or VII Peaks, and is being used with the permission of the Adviser) in executing the investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. The strategy is not dependent on restructuring to generate distributions. The Fund’s portfolio is predominantly composed of fixed-rate high-yield, senior secured term loan and equity-linked corporate debt securities. However, approximately 20% of the Fund’s portfolio consists of preferred equity securities of one issuer.
The proprietary “Co-Optivist™” (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of target companies (“Target Investments”), in conjunction with proactively engaging the target companies’ management. The Fund acquires Target Investments whose debt securities trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and will be subject to a “redemption event” within (on average) 24 months. The Fund defines a “redemption event” as a maturity event or a put event (where investors in the target company’s debt security can have a redemption right at a pre-determined price). The Fund holds such debt an average of

12 – 18 months, during which time the Fund anticipates working actively with the target company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities. The loans that the Fund originates directly with a corporate borrower or acquires in secondary market trading will have an average remaining maturity of 24 – 36 months and are expected to have an average duration of less than 24 months. Up to 100% of the loans that the Fund may acquire or originate may have characteristics of below investment grade securities, which are commonly referred to as “junk” securities or bonds. Such securities may entail greater investment risk as a result of the issuer’s credit quality and potential to pay interest and repay principal in a timely manner. The Fund may make loans to and acquire the securities of certain issuers that are based or have substantial operations outside the United States. The Fund will invest no more than 10% of its total net assets in any one non-U.S. country and no more than 30% of its total net assets in all non-U.S. countries combined, as of the time such investments are made.
The Fund makes investments in target companies that meet its investment criteria. The size of an individual investment will vary based on numerous factors. However, assuming the Fund raises the maximum offering amount of $100 million, it expects to hold at least 50 investments, and anticipates that the minimum investment size will be approximately $250,000. The Fund does not anticipate being heavily invested in any one industry, and generally, the Fund does not expect to invest in more than two different classes of debt of the same target company. The Fund invests in traded or non-traded debt and equity-linked debt of target companies with a minimum enterprise value of  $50 million and whose debt and equity-linked debt is actively traded in the secondary loan market. The Fund also makes senior secured direct loan investments in companies that may not have a long history of operations, may be a spin out of an existing business or leverage existing infrastructure to build new businesses. These companies typically have a minimum enterprise value of $5 million. For such senior secured direct loan investments, the Fund may receive equity securities to boost overall returns. The Fund expect its portfolio to be predominantly composed of fixed-rate high-yield, senior secured term loan and equity-linked corporate debt securities. However, it may also purchase senior secured corporate debt securities which may have variable interest rates. The Fund currently anticipates that the portion of its portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but may increase that to 33% of its aggregate portfolio at the time of any purchase depending on market opportunities.
The Fund is a “non-diversified” investment company under the 1940 Act, which means that with respect to 75% of its assets, it may invest more than 5% of its assets in any one issuer. Because the Fund intends to qualify as a RIC under the Code, it intends to observe the diversification requirements to which RICs are subject under the Code. The Fund will not concentrate its investments, which means that it will not invest more than 25% of its assets in the securities of issuers that do business in any one industry.
Between 2001 and 2008, corporate debt levels and the supply of leverage offered by banks and other investors steadily increased. While corporate defaults generally remain low, they are on the rise as oil prices have steeply declined and the U.S. dollar has grown stronger. Many of the companies that have outstanding issues of debt have not or been unable to proactively refinance, creating a “refinancing wall” that the Adviser believes will create a liquidity shortfall for many issuers. The value of the debt securities of these companies as reflected in prices quoted in the secondary loan market, may be at a significant discount to par, and represent a premium yield to maturity reflective of these liquidity concerns, creating the opportunity for the Fund to identify and invest in the debt securities of select companies at attractive current market valuations. Furthermore, the market for over the counter debt securities is currently distressed due to significant investor redemptions from a number of high-yield debt funds, and the forced liquidation of a major high-yield debt fund, as well as general uncertainty about the impact of a rise in U.S. interest rates. The Adviser believes that its Co-Optivist™ approach can help the Fund’s target companies achieve results that are beneficial to the long-term value of their businesses, which will, in turn, result in capital gains through capital appreciation, or the exchange of invested securities into a current security or cash at a premium to its acquisition price. The principals of the Adviser collectively have experience in principal investing, debt securities and general capital markets, and believe the Adviser is well-positioned to capitalize on these opportunities on behalf of the Fund.
This offering is intended to provide shareholders with a low minimum investment amount and limited liquidity of their Shares. While the primary objective is to seek a restructuring of the debt securities acquired by the Fund, the success of the investment strategy is not entirely dependent upon a restructuring event. The Fund seeks to acquire debt securities that have an acceptable level of risk while also providing the potential to generate annual returns of 8 – 10%, even if no restructuring of the debt occurs. The Adviser has not historically used hedging strategies to protect against potential downside risk and volatility but reserves the right to do so. Any such hedging strategies may include purchasing derivatives or other securities. Equity exposure including overall hedging costs will vary in percentage of the overall portfolio.
The Fund expects to declare and pay all or substantially all of its net taxable investment income as dividends. The Fund’s board of trustees (“Board” or “Board of Trustees”) intends to authorize, declare and pay distributions monthly. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level. The Board expects that the distribution may include a return of capital (net of sales load and fund expenses) of a shareholder’s invested amount. The portion of the distributions classified as return of capital is not profit and is not taxable income; however, such return of capital is a return of a shareholder’s investment in the Fund reduced by the Fund’s sales load and expenses and will reduce the cost basis in a shareholder’s investment and potentially increase the taxable gain upon a redemption of Shares.
From time to time the Fund may hold high cash balances in bank accounts and/or US government securities, investment grade corporate debt securities, money market or short-term, high quality fixed-income mutual funds.
Market Opportunity
In the upcoming years, we believe many companies will face maturities and redemptions on significant amounts of outstanding debt and will have to find ways to refinance those obligations. See below a chart compiled from S&P for Investment-grade and Speculative-grade USD Bonds maturing from 2017 to 2027. The charts below show over $4.6 trillion of U.S. based investment-grade bonds to mature between 2017 to 2027 and $445 billion in speculative grade bonds to mature between 2018 and 2022.

While companies have recently taken advantage of the low-interest rate environment to amend and extend their debt maturities, the Adviser believes this is only a temporary push-out of the debt maturity wall without a meaningful reduction in overall outstanding debt. For the foreseeable future, the Adviser expects continued low demand for collateralized debt and soft economic growth to keep credit markets tight. The amount of speculative-grade debt (“BB+” and lower) coming due will continue to be a large share of overall maturing debt. Corporate borrowers whose debt carries lower ratings have had difficulty obtaining refinancing and face what the Fund calls a “refinancing wall”. As a result, many companies with speculative-grade debt have chosen to amend-and-extend their maturities rather than fully refinance their debt. Those companies that are unable to find a way to refinance their debt may end up defaulting. The Fund’s strategy is to invest in debt securities that are issued by companies with solid fundamentals and business prospects but who are facing a liquidity shortfall as they approach the “refinancing wall”. The Adviser believes that the expertise and experience of the officers of the Adviser provide the Fund with the ability to identify debt securities that the Adviser believes are currently mispriced in the secondary loan market and thus provide opportunity for returns as their values recover and appreciate.
Potential Competitive Strengths
The Adviser believes that the Fund has the following potential competitive strengths as compared to investment funds that also invest in discounted corporate debt and equity-linked debt securities:
•
The Fund is Not a Traditional Distressed Fund.   Traditional distressed debt investors typically seek to own the debt and engage in a bankruptcy process with the issuing company and eventually become equity holders. Through equity ownership, traditional distressed debt investors then intend to restructure operations of the company. In contrast, the Fund does not invest in debt securities with the intent of undergoing a bankruptcy process. The Fund intends to partner with management to pro-actively avoid a default and bankruptcy situation. The Fund is focused on restructuring company balance sheets, not company operations.

•
Investment Hold Period.   The Fund does not actively trade in and out of positions. Rather, the Fund holds its investments for an average of 12 – 18 months. During this hold period the Adviser works co-operatively on behalf of the Fund with target company management and other debt holders on a debt restructuring or exchange.

•
Comprehensive Private Equity Due Diligence Approach.   The Fund employs a comprehensive private equity approach to its investment due diligence process. This approach involves performing comprehensive business and industry due diligence and in-depth, bottoms-up valuation analyses for each investment, comparable to what a private equity firm with a long-term ownership position would conduct prior to investing in a target company. The Adviser believes this disciplined approach serves as an effective risk management tool for the Fund’s investment process.

•
Relevant Capital Markets and Investment Experience.   The Adviser’s investment team consists of individuals who collectively have expertise and experience in principal investing, debt securities and general capital markets. The members of the investment team combined have been involved in the issuance of over $20 billion of debt securities, advised on a number of merger and acquisition transactions and invested in a number of private equity and leveraged buyout transactions.

Portfolio Composition
The Fund invests in discounted corporate debt and equity-linked debt securities of companies that have a perceived risk of near term liquidity issues but have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage. The Fund takes a principal position in discounted debt securities with the primary goal of restructuring the terms of the debt to allow the target company to increase its liquidity and strengthen its balance sheet. The typical target company has a debt redemption event (typically either a put or maturity event) on average within 24 months of the investment and has experienced a significant decline in its equity value reflective of a highly leverage capital structure or general market conditions. The Adviser believes that proactively guiding such companies to restructure their debt will allow them to increase liquidity and free up resources to grow their businesses rather than focusing on managing their debt obligations. The Adviser also believes that its involvement can allow the target company more flexibility to explore strategic alternatives, since the terms of the existing debt structure often limits strategic options for the target company.
The following is the primary investment criteria for the target companies of the Fund:
•
minimum enterprise value of $50 million for companies with traded or non-traded public debt;

•
solid business fundamentals, such as historic revenue growth, profitability and cash flow generation, and favorable prospects for continued improvement in financial performance;

•
sufficient asset coverage of at least one and a half times the amount of the Fund’s potential investment for outstanding liabilities;

•
debt or equity-linked debt trading at a discount to par or at a premium yield in secondary loan markets due to a perceived risk of near term liquidity issues;

•
balance sheet with debt to total capitalization of at least 50% or high debt to equity ratios; and

•
near term redemption (maturity or put) event on its debt creating an upcoming liquidity shortfall.

The Fund also makes senior secured direct loan investments in companies that may not have a long history of operations, may be a spin out of existing business or leverage existing infrastructure to build new business. These companies typically have a minimum enterprise value of $5 million. For such senior secured direct loan investments, the Fund may receive equity securities to boost overall returns.
The securities that the Fund targets include high-yield debt, bank debt, convertible debt, and collateralized loan obligations (“CLO”), which are high-yield loans securitized into pools containing varying degrees of credit rating. The Fund focuses on investment opportunities that provide the potential to generate income to support sustainable distributions, even if no restructuring of the debt occurs. However, the Fund may also purchase senior secured corporate debt securities which may have variable interest rates. The Fund currently anticipates that the portion of its portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but may increase to 3 of the aggregate portfolio at the time of any purchase depending on market opportunities. In addition to the investments noted above, the Fund may invest up to 30% of its portfolio in opportunistic investments, including, but not limited to, high-yield bonds, private equity investments, distressed debt investments and securities of public companies that are not thinly traded. The Fund expects that these public companies generally will have debt securities that are non-investment grade. The Fund also may invest in debt securities of middle-market companies located outside of the United States. All investments by us will be subject to oversight by the Board, a majority of whom will be independent trustees with no material interests in such transactions.

In each of the Fund’s debt investments, it seeks to become an influential investor, typically either through the size of the position or cooperation with other debt holders to pursue the shared goal of a beneficial debt restructuring. The Fund actively works with other debt holders and the target company management to potentially restructure and exchange the existing debt for new securities with amended terms. The Adviser believes that a debt restructuring can be a positive outcome for not just the issuer but also its other stakeholders.
•
For investors in the existing debt, a restructuring is often effected through an exchange of securities at a premium to current trading levels to compel security holders to participate. The commencement of a restructuring and its perceived improvement to the company’s balance sheet represents an opportunity for investors to participate in capital appreciation that may result from a recovery in the value of the debt securities.

•
For such issuers and their equity holders, a debt restructuring is typically viewed favorably by the equity markets and may result in price appreciation in the target company’s equity securities.

•
For the issuer, a debt restructuring can potentially improve liquidity and strengthen its balance sheet by allowing the issuer to retire debt at a discount or obtain more favorable repayment terms.

The Fund employs the Co-Optivist™ approach in executing its investment strategy, which entails taking an influential position and proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event). This approach differs from traditional activist debt holders who typically wait until a company is near or at bankruptcy before beginning formal discussions regarding debt restructuring options. In addition, the strategy does not involve taking an operational role in the target company or changing management or members of the target company’s board of directors or actively negotiating the terms of the restructuring. Rather, the Fund seeks to establish a positive working relationship in assisting the target companies to achieve shared goals.
Below is a summary of the Fund’s investment and approval process:
The Adviser applies strict investment criteria to, and performs comprehensive due diligence on each investment opportunity prior to making an investment decision. The Adviser focuses on investment opportunities that provide potential annual returns of 8 – 10%. The Adviser defines a base case as a situation where no debt restructuring occurs and the target company management chooses to meet the redemption event. With a successful restructuring, the Fund seeks potential for further upside in returns that could potentially exceed the base case. In connection with the Fund investments, the Adviser may actively pursue various hedging strategies to manage the volatility and risk profile of the overall investment portfolio, which may include purchasing derivatives or other securities. The Fund does not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.
Risk Management and Monitoring
The Adviser seeks to monitor the risks of the Fund’s portfolio in the aggregate. The Adviser’s primary goal is to monitor, to the best of its ability, the Fund’s aggregate exposure to various alternative investment strategies and to various systematic risks. There can be no assurance, despite the best efforts of the Adviser, that these risks can be precisely or accurately gauged.
The Adviser reviews and monitors the operation and performance of each security and private investment as frequently as it believes is appropriate in light of the strategy followed and prevailing market conditions. The Adviser solicits such information from the market, each private investment from other sources that the Adviser deems necessary to properly assess the performance, and accordingly the relative success or failure of an investment.
Use of Leverage
The Fund is currently authorized to use leverage up to the maximum amount permitted by the 1940 Act, which provides that leverage may not exceed 33 1∕3% of total Fund assets. The Fund will always maintain asset coverage of at least 300% on all borrowings. The use of leverage will tend to increase rates of return to investors, but also presents a number of risks, including the risk of loss, the risk that the Fund may be required to suspend redemptions, and increased volatility of returns.
Fundamental Policies
The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act), are listed below. The Fund has adopted the same fundamental policies. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66 2∕3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.
The following investment restrictions of the Fund are designated as fundamental policies:
(1)
may borrow money to the extent permitted by the 1940 Act, subject to any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)
may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns;

(3)
may not make loans if, as a result, more than 33 1∕3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (1) the lending of portfolio securities, (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan;

(4)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans;

(5)
may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from investing in commodities contracts for the purpose of hedging its investment portfolio, including currency futures, stock index futures, interest rate futures and options thereon;
(6)
may not issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(7)
may not engage in short sales, purchases on margin or the writing of put and call options;

(8)
may not invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies); and

(9)
may not invest more than 25% of the Fund’s net assets in the securities of any one issuer. With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.
The 1940 Act currently limits borrowing to no more than 33 1∕3% of the value of the Fund’s total assets. In addition, the 1940 Act currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1∕3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets.
The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).
The Fund has also adopted the following fundamental policies in order to repurchase its shares:
•
The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 of the 1940 Act, as amended, from time to time. The Board of Trustees may place such conditions and limitations on repurchases as may be permitted.

•
September 1st of each year, or the next business day if September 1st is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent repurchase offer.

•
The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur within fourteen (14) days after the Repurchase Request Deadline.

•
Repurchase requests may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Repurchases and Transfers of Shares
Once each year on or about September 1 (the “Repurchase Request Deadline”), the Fund will offer to repurchase at NAV 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed (as discussed below). The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
Shareholders will be notified in writing about each annual repurchase offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
The first Repurchase Request Deadline is expected to occur on or about September 1, 2018.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be 5% of the total number of shares outstanding on the Repurchase Request Deadline.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Notice to Shareholders
Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Funds shall send to each shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”), which will be no more than seven days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the Shares will be the NAV of the Shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Shareholders may call (855) 889-1778 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record or credited directly to a predetermined bank account on the Repurchase Payment Deadline. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Board may, but is not required to, authorize the Fund to repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the

Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the investment securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders.
The Fund is intended as a long-term investment. The Fund’s annual repurchase offers are a shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a shareholder’s descendants to redeem Shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its shares to exist in the future.
Transfers of Shares
There are no restrictions on the transfer of Shares. Shares will have no preemptive, exchange, Conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. The Fund does not intend to list Shares on any securities exchange for the foreseeable future, and it does not expect there to be a public market for Shares in the foreseeable future. As a result, a shareholder’s ability to sell Shares will be limited. The Fund will not charge for transfers of Shares except for necessary and reasonable costs actually incurred by the Fund.
In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND
The Trustees supervise the affairs of the Fund under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.
Trustees and Officers
The Fund has a Board of Trustees consisting of four individuals (“Trustees”). The Board of the Trustees has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. 75% of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser. The other Trustees (the “Interested Trustees”) are affiliated with the Adviser. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Fund’s Agreement and Declaration of Trust.
Board Structure and Oversight Function
Under the Fund’s bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Robert Winspear serves as Chairman of the Board and is an Independent Trustee. The Board believes that it is in the best interests of Fund shareholders for Mr. Winspear to serve as Chairman of the Board because of his significant experience in matters of relevance to the Fund’s business. The Independent Trustees play an active role directly on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. Based on these factors, the Board believes that the Interested Trustee and each of the Independent Trustees are equally involved in the Board and its oversight of the Fund. The Independent Trustees are expected to meet separately in executive sessions, both with and without the Fund’s chief compliance officer, as often as necessary to exercise their oversight responsibilities.
The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and the shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. It has established two standing committees: (1) Audit Committee, and (2) Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described in more detail under the caption “Independent Trustees and the Committees.”
The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others, which the Board of Trustees is charged with overseeing as part of its broader oversight of the Fund’s affairs. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks of the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s treasurer and portfolio management personnel, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. The Board’s committee structure allows separate committees to focus on different aspects of risk and potential impact on the Fund and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items germane to the Board’s oversight risk function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.
As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Selection of Independent Trustees
The Fund seeks as Trustees individuals of distinction with experience in business and finance, academia or with other relevant experience. In determining whether a particular person is qualified to serve as a Trustee and whether a Trustee continues to qualify to serve, the Board considers a variety of criteria, none of which, in isolation, may be controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund’s Nominating Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”
Trustees
The Trustees, their age, address, term of office and length of time served, their principal business occupations during the past five years, and other directorships, if any, held by the Trustees, are shown below.
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships or Trusteeships Held by Trustee(3)(5)
Independent Trustees
Jeya Kumar, 64(4)	Trustee	Since inception	Advisor, MediaLink Singapore, since July 2013; CEO (Asia Pacific), since April 2012; Advisor, Patni Computer Systems, Ltd., from May 2011 to November 2011; CEO, Patni Computer Systems, Ltd., from February 2009 to May 2011; CEO, MphasisS Limited, from January 2008 to January 2009; Senior VP, Sun Microsystems, from September 2006 to January 2008.	1	Independent Trustee, Spring Seed Capital, since April 2012
Amit Mahajan, 43	Trustee	Since inception	Managing Director, Credit Institution, since July 2016; Managing Director, International Asset Manager, from September 2014 to July 2016; Director, PineBridge Investments (fka AIG Investments, from August 2005 to September 2014; Senior Manager, Oblix (acquired by Oracle), from 2000 to 2003; Systems Analyst, Deloitte Consulting, from 1997 to 1999.	1	None
Robert Winspear, 53	Trustee and Chairman of the Board of Trustees	Since inception	CFO, Excel Corporation, since May 2014; President, Winspear Investments, LLC, since September 2002; VP and CFO, Associated Materials Incorporated, from June 1993 to May 2002; Auditor, Arthur Andersen, from 1988 to 1993.	1	Member of Board of Directors, Alpha Financial Technologies/EAM Corporation, since X.
Interested Trustee
Gurpreet Chandhoke, 43	President, Chief Executive Officer and member of Board of Trustees	Since inception	Managing Partner and CIO, VII Peaks Capital, LLC, since April 2009; Senior VP, Deutsche Bank Technology Investment Banking Group, from August 2006 to February 2009; Associate Director, UBS Investment Bank, August 2005 to August 2006.	1	None

(1)
The address of each Trustee is: c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563

(2)
Each Trustee will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3)
This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

(4)
This Trustee is based in Singapore.

(5)
No Independent Trustee, including his or her immediate family members, holds any legal or beneficial interest in an investment adviser or principal underwriter of the Fund (including the Adviser), or in an entity (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund (including the Adviser).

Executive Officers
The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund:
Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Gurpreet Chandhoke, 43	Chief Executive Officer and President	Since inception	Managing Partner and CIO, VII Peaks Capital, LLC, since April 2009; Senior VP, Deutsche Bank Technology Investment Banking Group, from August 2006 to February 2009; Associate Director, UBS Investment Bank, August 2005 to August 2006.
Michelle MacDonald, 50	Chief Financial Officer, Treasurer and Secretary	Since inception	VP of Compliance, VII Peaks Capital, LLC, from August 2014; Consultant, various securities licensing review courses from 1998 to 2015; CCO, KBR Capital Markets, from April 2013 to September 2013; CFO of a real estate fund manager, from July 2012 to April 2013; COO, of a broker-dealer, from May 2006 to December 2012; CFO, biotechnology start-up company, from June 1997 to April 2010.
Garima Kakani, 32	Controller	Since inception	Senior Analyst, VII Peaks Capital, LLC since December 2013; Manager of Reporting and Analytics, KBR Capital Partners, LLC, from March 2011 to September 2013; Financial Research Analyst/Pricing and Valuation Analyst, D.E. Shaw & Co., from March 2007 to September 2009.
Emily Silva, 53	Chief Compliance Officer	Since inception	Director, Cipperman Compliance Services, from February 2014 to present; Various positions, including Advertising Compliance Manager, The Vanguard Group, 1999 to January 2014.

(1)
The address of each Executive Officer is: c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563

(2)
Each Executive Officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

Committees
Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has two committees: (1) Audit Committee and (2) Nominating Committee. Jeya Kumar, and Robert Winspear, as the Independent Trustees, serve as members of the Audit Committee and the Nominating Committee. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund. The Chairperson of the Audit Committee of the Fund is Robert Winspear. The Chairperson of the Nominating Committee is Jeya Kumar.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities and transfer agent costs; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.
The Board of Trustees has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.
The Board of Trustees also has a Nominating Committee. The Nominating Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board of Trustees and any Board committees and oversees periodic evaluations of the Board and its committees.
Persons recommended by the Nominating Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”
Experience, Qualifications and Attributes
The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve; and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Fund:
•
Robert Winspear, an Independent Trustee, has significant experience with respect to financial reporting and accounting, based upon his service since 1999 as the chief financial or accounting officer, or in other senior finance positions, at a number of companies across a variety of industries.

•
Jeya Kumar, an Independent Trustee, has substantial experience since 2006 in high level positions in technology development, management and integration, which the Fund believes will be valuable in regard to the Fund’s management of investments originated and serviced by non-traditional, internet-based platforms.

•
Amit Mahajan, an Independent Trustee, has substantial experience since 2002 in senior investment positions responsible for sourcing, due diligence, negotiating and monitoring secondary private equity transactions on a global basis as well as private equity and mergers and acquisitions.

•
Gurpreet Chandhoke, an Interested Trustee, is the Managing Partner and Chief Investment Officer of the Adviser, and is responsible for overseeing all business activities of the firm. Prior to forming the adviser, Mr. Chandhoke had significant experience as a senior officer in various investment banking institutions.

In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
Trustee Beneficial Ownership of Shares
The following table shows the dollar range of Shares beneficially owned by each Trustee as of June 1, 2018 based on the offering price of  $10.00 per share on such date and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Fund.
Name	Dollar Range of Equity Securities in the Fund(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies(1)
Independent Trustees
Robert Winspear	$	[0]	$	[0]
Jeya Kumar	$	[0]	$	[0]
Amit Mahajan	$	[0]	$	[0]
Interested Trustee
Gurpreet Chandhoke	$	[0]	$	[0]

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000

Shareholder Communications
Shareholders may send communications directly to the Board of Trustees. Such communications should be addressed directly to the Board (or an individual Trustee) at the Fund’s address. The communication should also clearly indicate in the salutation that the communication is to the Board or individual Trustee. Other communications from shareholders that are not directly addressed or sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Compensation of Trustees and Officers
The Fund will pay each Independent Trustee a fee of $10,000 per annum. In addition, the Fund will reimburse each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings. Each of the Independent Trustees is a member of the Audit Committee and the Nominating Committee and receives a fee for each meeting attended. The Chairman of the Board will receive an additional amount of  $1,500 per annum. Other members of the Board and executive officers of the Fund receive no compensation or reimbursement. The Nominating Committee of the Board shall evaluate the compensation of the Board members on an ongoing basis and may increase or decrease such compensation based upon market factors and the ongoing responsibilities and commitment of the members, all of which will be subject to Board approval, including a majority of the Independent Trustees.

The following table summarizes the current annual compensation for the members of the Board and executive officers of the Fund, including Committee fees. This compensation will continue to be evaluated on an ongoing basis.
Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund paid to Trustees/Officers(3)
Independent Trustees
Robert Winspear(1)	$14,770	N/A	N/A	$13,281
Jeya Kumar(2)	$14,750	N/A	N/A	$13,281
Amit Mahajan	$11,520	N/A	N/A	$10,757
Interested Trustees
Gurpreet Chandhoke	$0	N/A	N/A	$0
Officers
Gurpreet Chandhoke as Chief Executive Officer and President	$0	N/A	N/A	$0
Michelle MacDonald as Chief Financial Officer, Treasurer and Secretary	$0	N/A	N/A	$0
Garima Kakani as Controller	$0	N/A	N/A	$0
Emily Silva as Chief Compliance Officer(4)	$0	N/A	N/A	$0

(1)
As Chairman of the Board, Mr. Winspear receives an additional amount of  $1,500 per annum.

(2)
As Chairman of Nominating Committee, Mr. Kumar receives an additional amount of  $1,500 per annum.

(3)
For the period beginning on January 1, 2017 through December 31, 2017.

(4)
Ms. Silva is employed by Cipperman Compliance Service, a third-party contractor, and does not receive any compensation directly from the Fund.

Code of Ethics
The Fund, the Adviser and the Distributor, as defined below, have each adopted a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, that permits its respective personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850. These codes are available on the Electronic Data-Gathering, Analysis, and Retrieval system (“EDGAR”) on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.
Proxy Voting and Proxy Voting Record Policies and Procedures
While it is unlikely that the Fund will hold voting securities on a regular basis pursuant to its stated investment policies, from time to time this may occur. In such event, the Board believes that it is an important element in the overall investment process to vote proxies of such securities. Therefore, the Board has delegated this responsibility to the Adviser. Please see Annex A for the Adviser’s Proxy Voting Policies and Procedures (“Proxy Policy”). The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended 12/31/16 is available without charge, upon request, by calling (855) 889-1778 and is available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.
As of September 14, 2017, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Shares were as follows:
Shares of Beneficial Interest
Name and Address	Percentage of Fund’s Outstanding Shares
None
As of June 1, 2018, the Trustees and officers beneficially owned approximately 0% of the outstanding Shares.
The Adviser and/or its employees, partners, officers and affiliates may own a significant percentage of the outstanding Shares after the initial closing of the Fund and for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares and as the Fund repurchases Shares pursuant to its Share Repurchase Program. Depending on the size of this ownership at any given point in time, it is expected that these individuals/entities affiliated with the Adviser will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors.
INVESTMENT ADVISORY AND OTHER SERVICES
Overview
The Adviser is a limited liability company formed under the laws of the California and is a registered investment adviser with the Securities and Exchange Commission (“SEC”). The Adviser was formed in California and its principal office is located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563. The Adviser is not registered with the CFTC as a CPO and CTA. Gurpreet Chandhoke and Stephen Shea are the principals of the Adviser. The Adviser acts as the investment adviser to the Fund pursuant to the Investment Advisory Agreement between the Adviser and the Fund (the “Investment Advisory Agreement”). In addition to providing investment advisory services to the Fund, the Adviser currently provides discretionary advisory services to private investment funds and may provide such services to separately managed accounts and private and/or registered investment funds in the future.
The Adviser’s responsibilities include investment and reinvestment of the assets of the Fund, furnishing an investment program with respect to the Fund, determining which investments should be bought and sold and executing investment transactions. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Board and providing other support services. The Adviser will perform its duties subject to any policies established by the Board.
Investment Advisory Agreement
The Investment Advisory Agreement was approved by the Fund’s sole shareholder on February 27, 2017, and by a majority of the Independent Trustees at a meeting held in person on February 27, 2017 and was also approved by vote of a majority of the outstanding voting securities of the Fund’s predecessor on December 28, 2016. The Investment Advisory Agreement of the Fund has an initial term of two years from the commencement of fund operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year subject to annual approval by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of such approval. The Investment Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the

Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.
Management Fee
Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee (“Management Fee”). The Management Fee, paid monthly in arrears, is equal to (i) 0.167% (2.00% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are below $100 million (on the last Business Day of such calendar month), (ii) 0.146% (1.75% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $100 million or above, but less than $250 million (on the last Business Day of such calendar month) and (iii) 0.125% (1.50% on an annualized basis) of the Fund’s gross assets as of the close of business on the last Business Day of a calendar month, if the Fund’s gross assets are $250 million or above (on the last Business Day of such calendar month). The Management Fee is an expense paid out of the Fund’s assets. All or any part of the Management Fee not taken as to any month shall be deferred without interest and may be taken in such other month as the Adviser shall determine. The Management Fee for any partial month will be appropriately pro-rated.
Subordinated Incentive Fee on Net Investment Income
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to a subordinated incentive fee equal to 20% of the pre-incentive fee net investment income subject to a quarterly return to investors, expressed as a rate of return on the average adjusted assets for the subject quarter, of 2.0% per quarter (an annualized rate of 8.0%) (the “Incentive Fee”). The Incentive Fee is an expense paid out of the Fund’s net assets. The Incentive Fee will be calculated and payable quarterly in arrears based upon the “pre-incentive fee net investment income” for the immediately preceding quarter. The “pre-incentive fee net investment income” consists of net investment income without including the Incentive Fee, and does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation during the quarter. Once the pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Adviser will be entitled to receive 20.0% of the pre-incentive fee net investment income to the extent it exceeds the hurdle rate. The “adjusted capital” is defined as (a) cumulative proceeds generated from sales of the Shares, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Share Repurchase Program, as described in the Fund’s prospectus.
Portfolio Manager
The day-to-day portfolio management of the Fund is the responsibility of the Adviser (“Portfolio Managers”). The Portfolio Managers have managed the Fund and the BDC Fund since inception.
Other Accounts Managed
The following tables show information regarding accounts (other than the Fund) managed by the Portfolio Managers as of December 31, 2017:
Types of Accounts	Number of Accounts	Total Assets		Number of Accounts with Performance-Based Fee	Total Assets of Accounts with Performance-Based Fee
Registered Investment Companies:	0
Other Pooled Vehicles:	7		$4,645,393	7		$4,645,393
Other Accounts:	0	$			$

Conflicts of Interest
Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive management fees from certain accounts that are higher than the Management Fee it receives from the Fund, or it may receive a higher performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher management fee and/or higher performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or to the extent that certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The Portfolio Managers may have an incentive to favor these accounts over others. The Adviser has adopted investment allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Compensation Structure
Gurpreet Chandhoke and Stephen Shea receive base salaries, plus an allocation of profits of the Adviser based upon their ownership percentage in the Adviser.
Securities Ownership of the Principals of the Adviser
As of June 1, 2018, the dollar range of Shares beneficially owned by each Portfolio Manager is shown below:
Name of Portfolio Manager	Dollar Range of Shares Beneficially Owned(1) (2) (3)
Gurpreet Chandhoke	0
Stephen Shea	0

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

(2)
The dollar range of equities securities beneficially owned by the Trustees is based the net asset value (“NAV”) price per share of $10.00.

(3)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

CONFLICTS OF INTEREST
Conflicts of interest between the management of the Fund’s assets and other activities of the Adviser and its affiliates and principals are expected to occur from time to time. The Adviser, in its sole judgment and discretion, will try to mitigate any such conflict by the exercise of its business judgment in an attempt to fulfill its obligations. However, the Adviser has not developed, and does not expect to develop, any formal process for the resolution of conflicts of interest. Such conflicts may include:
Competing Programs
The Adviser, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Fund. As a result, there may be conflicts between the Fund and the Adviser, including members of its management team, regarding the allocation of resources to the management of the Fund’s assets.
As a registered closed-end management investment company, the Fund’s investment activities are subject to various legal and regulatory restrictions. For example, the Fund is generally not permitted to co-invest with certain entities affiliated with the Adviser or in transactions originated by the Adviser or its affiliates unless it obtains an exemptive order from the SEC. Under existing regulatory guidance, the Fund is permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.
The Fund may seek exemptive relief from the SEC to engage in co-investment transactions with the Adviser and/or its affiliates. However, there can be no assurance that the Fund will obtain such exemptive relief, if requested. Even if the Fund receives exemptive relief, neither the Adviser nor its affiliates are obligated to offer the Fund the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, the Fund may co-invest alongside the Adviser or its affiliates only in accordance with existing regulatory guidance and the Adviser’s allocation policy.
Other Interests
Conflicts of interest between the Fund and the various roles, activities and duties of the Adviser and its affiliates may occur from time to time. The Adviser, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Fund. As a result, conflicts of interest between the Fund and the other activities of the Adviser and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or their affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between us, on the one hand, and the Adviser, including members of its management team, on the other, regarding the allocation of resources to the management of the Fund’s day-to-day activities.
Further, the officers of VII Peaks are involved in other ventures, some of which may compete with the Fund for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to the Fund which would make it more difficult to achieve the Fund’s investment objectives.
In addition, the officers of Triton Pacific Securities, LLC may also be involved in other ventures, some of which may compete with the Fund for investment opportunities.
To the extent that the Fund competes with entities managed by the Adviser for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that the Fund may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds.
Compensation Arrangements
None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or their affiliates, is the result of arm’s-length negotiations. As a result, the form and amount of such agreements may be less favorable to the Fund than if these arrangements had been negotiated on an arm’s-length basis between unaffiliated parties. See “Management of the Fund — Adviser.”
Financial Intermediaries
The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“Financial Intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such Financial Intermediaries. Financial Intermediaries may also charge investors, at the Financial Intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that Financial Intermediaries may receive from investors and the Adviser, the amount of compensation that a Financial Intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Financial Intermediary to recommend the Fund over another investment product.
Financial Intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Financial Intermediary. As such, certain conflicts of interest may exist between such persons and a Financial Intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.
Financial Intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial Intermediaries that invest in a portfolio company may do so on terms that are more favorable than those of the Fund. Financial Intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares. Such fee arrangements may create an incentive for a Financial Intermediary to encourage investment in the Fund, independent of a prospective shareholder’s objectives.
A Financial Intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A Financial Intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company. A Financial Intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.
In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a Financial Intermediary is an investor or makes a market. The trading activities of Financial Intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a Financial Intermediary having an interest in the issuer adverse to the Fund. No Financial Intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.
A Financial Intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.
Trustees, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.
TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, shareholders who are not United States persons (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.
In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.
Taxation of the Fund: In General
The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of Chapter 1 of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
diversify its holdings so that, at the end of the quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year.

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification requirements described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% good income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of  “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.
In general, if the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
By contrast, if the Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Such dividend income would generally be eligible for the dividends received deduction for corporate shareholders or for treatment as qualified dividend income to individual shareholders, subject to holding period and other limitations of general applicability. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
The Fund intends to distribute at least annually to shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may report the retained capital gain amount as undistributed capital gains in a notice to shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the under-distributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders generally will be subject to federal income tax on Fund distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by the Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from net short-term capital gains will be taxable as ordinary income. The Fund expects that some portion of its capital losses will qualify for ordinary loss treatment as a bad debt deduction, in which event the ordinary losses will reduce the amount of net investment income that is reported to shareholders.
Distributions of investment income reported by the Fund as “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) a passive foreign investment company.
Dividends of net investment income received by corporate shareholders will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital (net of sales load and fund expenses) to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not profit, and is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Repurchases and Exchanges
The repurchase or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A repurchase by the Fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the Fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify as a redemption under the Code, some or all of the amounts received by such shareholder in the repurchase may be recharacterized either as a distribution of net investment income or as a Capital Gain Dividend. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.
Medicare Contribution Tax
Fund distributions and gains on the sale of Fund shares will generally be included in the computation of net investment income for purposes of the 3.8% Medicare contribution tax, which applies to individuals with income exceeding specified thresholds and to certain estates and trusts.
Foreign Taxes and Investments
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation if, for any year in the Fund’s holding period, (i) 75 percent or more of the income of the corporation is passive income, or (ii) at least 50 percent of the assets of the corporation (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.
Investments by the Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to shareholders.
However, the Fund may make elections to avoid the imposition of such taxes. The Fund generally intends to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund will only be able to make a QEF election with respect to a PFIC, however, if that PFIC provides information about its income and gain to its investors each year. If the Fund is not able to make a QEF election with respect to PFIC, the Fund will generally elect to mark the gains (and to a limited extent losses) in the PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The mark-to-market and QEF elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. In addition, if a sufficient portion of the voting interests in a foreign issuer are held by the Fund, individually or together with other U.S. persons, that issuer may be treated as a controlled foreign corporation with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. In any of these situations, the Fund may need to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. In addition, to the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds its prior inclusions, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Losses on shares of PFICs with respect to which no mark-to-market election is made will also generally be capital in character. Such capital losses will generally be deductible only against capital gains recognized by the Fund in that year or one in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
If neither a QEF nor “mark to market” election is made with respect to an interest in a PFIC, and the Fund does not make a general “mark to market” election as a trader in securities, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to shareholders.
Finally, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Certain Investments in Debt Obligations
If the Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund. The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, shareholders may receive larger distributions than they would in the absence of such transactions.
Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in certain exchange-traded notes (“ETNs”) may accrue interest which is required to be distributed to shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.
Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Derivative Transactions
If the Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other Section 1256 contracts or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
The Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.
Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).
Non-U.S. Shareholders
In general, dividends (other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. In order for a foreign investor to qualify for an exemption from the backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.
A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
FATCA
Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and, in certain circumstances, provide other required information to the Fund or other withholding agent regarding its substantial U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.
Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.
Tax Deferred Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.
Tax Shelter Reporting
Under Treasury regulations, if a shareholder recognizes a loss of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Tax Basis Information
The Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.
ERISA AND CERTAIN OTHER CONSIDERATIONS
Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Taxes”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.
Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.
A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.
Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.
BROKERAGE
As the Fund will generally acquire and dispose of its investments in privately negotiated transactions, it will infrequently use brokers in the normal course of its business. Subject to policies established by the Board, the Adviser will be primarily responsible for the execution of any publicly traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, it will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
Except in the case of the Distributor, the Fund does not anticipate the use of brokers who are affiliated persons of the Fund (or affiliated persons of such persons), but to the extent the Fund utilizes such affiliated persons as brokers, the payment of commissions to brokers will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions will be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.
Under applicable law, the Adviser, under certain circumstances, may cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount another broker or dealer would have charged for effecting the same transaction, in recognition of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). The Adviser can pay such a higher commission if the Adviser has determined in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. While the receipt of the brokerage and research services described above are not expected to reduce the expenses of the Adviser, it is expected that the Adviser will, through the use of such services, avoid incurring additional expenses by trying to develop comparable information on its own. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict future portfolio turnover rates accurately, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased costs incurred by the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.
DISTRIBUTOR
Triton Pacific Securities, LLC (the “Distributor”) serves as the Fund’s principal underwriter and distributor pursuant to a distribution agreement. The principal office of the Distributor is located at 1101 W. Lake Street, 1st Floor, Chicago, IL 60607. Under the distribution agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The distribution agreement continues in effect so long as such continuance is approved at least annually by the Board, including a majority of those Trustees who are not parties to such distribution agreement nor interested persons of any such party.
SHAREHOLDER SERVICING FEE
The Fund (and, indirectly, the shareholders) will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Shares to shareholder servicing agents, such as the Distributor, selected broker-dealers and/or other financial industry professionals. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. All Shares, whether acquired as part of the Conversion from the BDC Fund or after the Conversion, are subject to the same shareholder servicing fee.
ADMINISTRATION AND TRANSFER AGENT
Administrator
The Adviser also serves as administrator pursuant to an Administration Agreement with the Fund. Pursuant to the Administration Agreement, the Adviser furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides the Fund with a Chief Financial Officer, as well as investor relations and compliance supervisory services. The Adviser in its capacity as administrator also performs, or oversees the performance of, certain required administrative services, which include, among other things, preparation of certain financial records, preparing reports to shareholders, and assisting in the calculation of the Fund’s net asset value. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff. The Administration Agreement may be terminated by either the Adviser or the Fund without penalty upon 60 days’ written notice to the other party.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the services to the Fund under the Administration Agreement.

Sub-Administrator & Fund Accounting Agent
The Adviser and the Fund have entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), pursuant to which U.S. Bancorp performs certain administrative tasks for which the Adviser is primarily responsible under the Administration Agreement. Under the Sub-Administration Agreement, U.S. Bancorp acts as liaison with the other service providers to the Fund, provides communications and information to the Fund’s Board of Trustees, pays Fund expenses upon written authorization, monitors payments under the shareholder servicing plan, monitors diversification and leverage restrictions under the Code and the 1940 Act and provides other compliance and financial reporting functions.
U.S. Bancorp also serves as the fund accounting agent on behalf of the Fund pursuant to the Sub-Administration Agreement. U.S Bancorp provides portfolio pricing services, identifies interest and dividend accrual balances, and determines gain and loss on the sales of securities, maintains expense accrual balances and reports on expense accrual and payment, accounts for share repurchases and dividend reinvestment, and determines the net asset value of the Fund and prices per Share, among other things. U.S. Bancorp Fund Services, LLC’s principal business address is 777 East Wisconsin Avenue, Milwaukee, WI 53202. For providing such services in the Sub-Administration Agreement, U.S. Bancorp is paid an annual fee of 0.075% (0.01875% per quarter) of the average daily assets of the Fund, charged quarterly.
Transfer Agent
Phoenix American Financial Services, Inc. (“Transfer Agent”) serves as Transfer Agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing matters related to subscriptions for, and repurchases of Shares. The Transfer Agent’s principal business address is 2401 Kerner Blvd., San Rafael, CA 94901.
CUSTODIAN
U.S. Bank National Association serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, sub-custodian in a securities depository, clearing agency or omnibus customer account. U.S. Bank National Association’s principal business address is One Federal Street, 3rd Floor, Boston, MA.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OUM & Co., LLP serves as the independent registered public accounting firm of the BDC Fund, the predecessor fund to the Fund. It is anticipated OUM & Co. LLP will serve as the independent registered public accounting firm to the Fund. Its principal business address is 601 California Street, Suite 1800, San Francisco, CA 94108.
LEGAL COUNSEL
Winston & Strawn LLP acts as legal counsel to the Fund. Its principal business address is 101 California Street, San Francisco, CA 94111.
REPORTS TO SHAREHOLDERS
The Fund will furnish to its shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

ANNEX A — PROXY VOTING POLICY AND PROCEDURES
PROXY VOTING POLICIES & PROCEDURES
Policy
VII Peaks as a matter of policy does not accept responsibility for voting proxies for portfolio securities held within client accounts, with the exception of ERISA accounts. In the event VII Peaks accepts responsibility for voting a client’s proxies, it maintains these written policies and procedures as to the handling, research, voting and reporting of proxy voting.
Background & Description
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which the Firm votes the securities owned by its clients for which the Firm exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority. Responsibility for voting the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Firm takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to the Firm, these policies and procedures apply equally to registered investment companies, institutional and retail accounts. These proxy voting policies and procedures are available to all clients of the Firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.
Responsibility
The Proxy Committee is responsible for the implementation and monitoring of the Firm’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of the third-party voting agent. The Proxy Committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Proxy Committee.
Procedures
The Firm has adopted various procedures to implement its Proxy Voting policy and reviews to monitor and ensure that the Firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:
Proxy Voting Guidelines
The guiding principle by which the Firm votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings. Furthermore, the Firm is mindful that for ERISA and other Covered Person benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. The Firm does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures
It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of the Firm. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm believes appropriate). The Firm may vote proxies related to the same security differently for each client.
For clients that have delegated to the Firm the discretionary power to vote the securities held in their account, the Firm does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. The Firm views the delegation of discretionary voting authority as an absolute choice for its clients. The Firm’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.
In the event that the Firm acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund.
Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Firm to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by the Firm disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any client of the Firm can obtain details of how the Firm has voted the securities in its account by contacting a service representative at the Firm. The Firm does not, however, generally disclose the results of voting decisions to third parties.
Conflicts of Interest in Connection with Proxy Voting
The Proxy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the Firm’s clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Committee or the Firm’s CCO. If any Covered Person is pressured or lobbied either from within or outside of the Firm with respect to any particular voting decision, he or she should contact any member of the Proxy Committee or the Firm’s CCO. The full Proxy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Committee may cause any of the following actions to be taken in that regard:
•
vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

•
vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the CCO; or

•
direct the third-party Proxy Voter to vote in accordance with its independent assessment of the matter.

Proxy Committee
The administration of these Proxy Voting policies and procedures is governed by a Proxy Committee (the “Proxy Committee”) currently comprised of the following three members: the President, COO and the CCO.
The CCO serves as Chair of the Proxy Committee. Senior Management of the Firm may change the structure or composition of the Proxy Committee from time to time. The Proxy Committee has regular meetings annually and may meet other times as deemed necessary by the Chair or any member of the Proxy Committee. At each regular meeting, minutes will be taken and the Proxy Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Proxy Committee will review any “Exceptions” (as described below) that have occurred since the previous meeting of the Proxy Committee. On all matters, the Proxy Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Proxy Committee shall be referred to Senior Management.
Proxy Voting Procedures
The Firm has retained a third party (the “Proxy Voter”) to vote Proxies for the relevant accounts of its clients. The Proxy Voter provides voting services to institutions such as the Firm. The Proxy Voter receives a daily electronic feed of all holdings in the Firm voting accounts, and trustees and/or Broker-Dealer/Custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voter. The Proxy Voter monitors the accounts and their holdings to be sure that all proxies are received and voted for the Firm client shares owned. As a result of the Firm’s decision to use the Proxy Voter, there is generally no physical handling of proxies by the Firm personnel.
The above-referenced Proxy Voting Guidelines (the “Guidelines”) state the general view and expected vote of the Proxy Voter under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from the Firm, the Proxy Voter will automatically vote in accordance with the Guidelines. However, the Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients’ best interests as described below with respect to “Exceptions.” The Firm votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote.
The Proxy Voter posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that the Proxy Voter has prepared on the vote.
If at any time a portfolio manager becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Proxy Committee as soon as possible prior to the relevant voting deadline for such matter. The Chair of the Proxy Committee must first make a general determination as to whether any potential conflicts of interest exist. In the event of a potential conflict, the Chair will convene a meeting of the entire Proxy Committee regarding the potential conflict. Once any potential conflict is either determined not to exist, or resolved, the Chair of the Proxy Committee, along with the relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by the Proxy Voter, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Committee. The full Proxy Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients’ holdings. In all cases, regardless of whether the ultimate voting decision with respect to any vote is made by the relevant portfolio manager, the Chair or the entire Proxy Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients’ holdings. If for any reason, no voting decision is made with respect to any particular vote, or if the Chair has not otherwise received any direction in accordance with these policies and procedures as to how to instruct the Proxy Voter to vote our shares prior to the relevant voting deadline for any Exception, the Chair will instruct the Proxy Voter to vote all of our shares in accordance with the Proxy Voter’s independent assessment of the matter.

FINANCIAL STATEMENTS

VII PEAKS CO-OPTIVIST INCOME BDC II, INC

STATEMENTS OF ASSETS AND LIABILITIES*
(In thousands, except share and per share data)
December 31, 2016
ASSETS
Investments, at fair value
Non-controlled/non-affiliate investments (cost of $35,575)	$30,977
Affiliate investments (cost of $5,850)	9,368
Investments, money market at fair value (cost of $157)	157
Total investments, at fair value	40,502
Interest receivable	402
Prepaid expenses	76
Due from related party, net	239
Total assets	$41,219
LIABILITIES
Priority credit line – Wells Fargo	$6,366
Interest payable	3
Deferred loan fee	268
Prepaid interest from investments (includes prepaid interest of $333 from Nima, LLC, $258 from GeoCommerce, Inc. and $188 from Ansgar Media, LLC)	779
Accounts payable and accrued liabilities	121
Total liabilities	7,537
NET ASSETS
Preferred stock, par value, $.001 per share, 50,000,000 authorized; none issued and outstanding	$—
Common stock, par value, $.001 per share, 200,000,000 authorized; 6,639,019 shares issued as of December 31, 2016 and 6,337,606 outstanding as of December 31, 2016	7
Paid-in capital in excess of par value	60,184
Treasury stock at cost, 301,413 shares	(2,891)
Accumulated distribution in excess of net investment income and net realized gain (loss) on investments	(22,538)
Net unrealized depreciation on investments	(1,080)
Total net assets	33,682
Total liabilities and net assets	$41,219
Net asset value per share	$5.31

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

STATEMENTS OF OPERATIONS*
(in thousands, except share and per share data)
For the Year Ended December 31, 2016
Investment income:
Interest from investments
Non-controlled/non-affiliate investments	$2,513
Affiliate investments	504
Fee income
Non-controlled/non-affiliate investments	66
Affiliate investments	37
Total investment income	3,120
Operating expenses:
Professional fees	800
Directors fees	37
Insurance	114
Interest expense	206
Management fees – related parties	640
Administrative services – related parties	228
General and administrative (includes $124 of CFO salary (accounting) and $42 of related party travel expenses, respectively)	489
Transfer agent fees	137
Offering expense	—
Total operating expenses	2,651
Net investment income	469
Realized and unrealized gain (loss) on investments:
Net realized loss from investments	(13,263)
Net unrealized appreciation on investments	20,408
Net realized and unrealized gain on investments	7,145
Net increase in net assets resulting from operations	$7,614
Per share information – basic and diluted:
Net investment income	$0.07
Net increase in net assets resulting from operations	$1.22
Weighted average common shares outstanding	6,256,208

*
The information presented in this table is for the predecessor fund (“BDC Fund”) for the year ended December 31, 2016 and has been derived from the BDC Fund’s audited financial statements at that date. Those financial statements and the independent registered public accounting firm’s report thereon, appearing in the BDC Fund’s annual report on Form 10-K for the year ended December 31, 2016 (SEC File No. 814-00932) are incorporated herein by reference in this SAI. As indicated herein, the BDC Fund was a business development company and was subject to certain investment guidelines to which the Fund will not be subject. The information is for illustrative purposes only and should not be considered as representative of how the Fund may perform in the future.

PART C: OTHER INFORMATION
Item 25. Financial Statements and Exhibits
1.
[List of all financial statements filed in Part A and B]

2.
Exhibits:

Item	Description
a.	Agreement and Declaration of Trust(1)
b.	Bylaws of the Trust(1)
d.	Article II (Beneficial Interest) and Article VI (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust*
e.	Dividend Reinvestment Plan*
g.	Investment Advisory Agreement(1)
h.1	Distribution Agreement*
h.2	Form of Dealer Agreement*
i.	Any bonus, profit sharing, pension, or other similar contracts for the benefit of trustees of officers*
j.1	Custody Agreement, including schedule of fees for U.S. Bank(1)
k.1	Agreement and Plan of Reorganization(1)
k.2	Administration Agreement*
k.3	Sub-Administration Servicing Agreement(1)
k.4	Fund Accounting and Servicing Agreement*
k.5	Technology and Investor Services Agreement(1)
l.	Opinion and Consent of Winston & Strawn, LLP*
n.1	Consent of OUM & Co. LLP, the BDC Fund’s Independent Registered Public Accounting Firm(1)
n.2	Consent of the Fund’s Independent Registered Public Accounting Firm*
p.	Initial Capital Contribution Agreement*
r.1	Code of Ethics of Registrant*
r.2	Code of Ethics of Adviser(1)
r.3	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act(1)
r.4	Code of Ethics of the Distributor*
s.	Power of Attorney(1)

*
To be filed by pre-effective amendment.

(1)
Filed with the Form N-2 on September 15, 2017, and incorporated by reference herein.

Item 26. Marketing Arrangements
Not Applicable.
Item 27. Other Expenses of Issuance and Distribution
SEC Registration fees	$12,000
Accounting fees	$100,000
Legal fees	$150,000
Board of Trustees fees	$40,000
Custody & Administration	$60,000
Printing	$7,000
Transfer agent	$125,000
Due Diligence	$100,000
General & Administrative	$639,000
Total	$1,233,000

Item 28. Persons Controlled by or Under Common Control
Not Applicable.
Item 29. Number of Holders of Securities
As of September 14, 2017
Title of Class	Number of Recordholders
Common Stock	1,530
Item 30. Indemnification
Reference is made to Article VIII, Sections 8.1 through 8.4, of the Registrant’s Agreement and Declaration of Trust, filed herewith as Exhibit a and Section 7 of the Registrant’s Distribution Agreement, filed herewith as Exhibit h.1.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Adviser
A description of certain other business, profession, vocation, or employment of a substantial nature in which an investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant’s prospectus in Part A herein, in the section entitled “Management of the Fund.”
Additional information regarding the Registrant’s investment adviser and its officers and trustees is set forth in the adviser’s Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71553), and is incorporated herein by reference.
Item 32. Location of Accounts and Records
The Registrant’s custodian, U.S. Bank National Association, located at One Federal Street, 3rd Floor, Boston, MA 02110 maintain certain required accounting-related and financial books and records of the Registrant. All other required books and records are maintained by the Adviser and the Registrant at 4 Orinda Way, Suite 125A, Orinda, CA 94563.
Item 33. Management Services
Not Applicable.
Item 34. Undertakings
1.
The Registrant undertakes to suspend this offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value (“NAV”) of the Registrant declines more than 10% from its NAV as of the effective date of the registration statement or (2) the NAV of the Registrant increases to an amount greater than its net proceeds as stated in the prospectus in Part A herein.

2.
Not Applicable.

3.
Not Applicable.

4.
The Registrant undertakes:

a.
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.
to include any prospectus required by Section 10(a)(3) of the Securities Act 15 U.S.C. 77j(a)(3);

ii.
(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.
that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

ii.
the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii.
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.
Not Applicable.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, and State of California, on the 6th day of June, 2018.
VII Peaks Co-Optivist Income Fund, a Delaware
statutory trust
By: /s/ Gurpreet S. Chandhoke
   Name: Gurpreet S. Chandhoke
   Title:   Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Name	Title	Date
By: /s/ Gurpreet S. Chandhoke Gurpreet S. Chandhoke	Chief Executive Officer (Principal Executive Officer), Trustee	June 6, 2018
By: /s/ Robert Winspear Robert Winspear	Trustee	June 6, 2018
By: /s/ Jeya Kumar Jeya Kumar	Trustee	June 6, 2018
By: /s/ Amit Mahajan Amit Mahajan	Trustee	June 6, 2018
By: /s/ Michelle E. MacDonald Michelle E. MacDonald	Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer, Secretary	June 6, 2018